SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under 14a-12

INSPIRED ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

INSPIRED ENTERTAINMENT, INC.

250 West 57th Street, Suite 2223

New York, New York 10107

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Stockholder of Inspired Entertainment, Inc.,

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Inspired Entertainment, Inc. (the “Company”), to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, on Wednesday, March 7, 2018, at 8:00 A.M. Eastern Time. Details regarding voting, admission to the meeting and the business to be considered at the meeting can be found in the accompanying notice of annual meeting and proxy statement.

Your vote is important. Whether or not you are able to attend the meeting, please vote as soon as possible to make sure your shares are represented at the meeting.

On behalf of the Board of Directors and the management of Inspired Entertainment, Inc., thank you very much for your prompt attention to this matter.

Sincerely,

/s/ A. Lorne Weil
A. Lorne Weil
Executive Chairman

February 23, 2018

INSPIRED ENTERTAINMENT, INC.

250 West 57th Street, Suite 2223

New York, New York 10107

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

to be held on

Wednesday, March 7, 2018

To the Stockholders of Inspired Entertainment, Inc.:

You are hereby given notice of the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Inspired Entertainment, Inc. (the “Company”), to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, on Wednesday, March 7, 2018, at 8:00 A.M. Eastern Time. At the Annual Meeting, the Company’s stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) and postponement(s) thereof will be asked to consider and vote upon the following proposals:

1.	To elect six directors to serve on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To approve and ratify the Inspired Entertainment, Inc. Second Long-Term Incentive Plan, as amended (the “Incentive Plan Proposal”);

3.	To approve and ratify the Rights Agreement dated as of August 13, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Plan Proposal”);

4.	To ratify the appointment of Marcum LLP as auditors of the Company for the fiscal year ending September 30, 2018; and

5.	To consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT, “FOR” THE INCENTIVE PLAN PROPOSAL, “FOR” THE RIGHTS PLAN PROPOSAL AND “FOR” THE RATIFICATION OF THE COMPANY’S AUDITORS.

The Board has fixed the close of business on January 30, 2018 as the record date (the “Record Date”) for the determination of Company stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) and postponement(s) thereof. Only holders of our common stock, par value $0.0001 per share (“Common Stock”), as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) and postponement(s) thereof.

Your vote is important, regardless of the number of shares you own. You are requested to carefully read the accompanying proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting, at the principal executive offices of the Company, for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

By Order of the Board of Directors,

/s/ A. Lorne Weil
A. Lorne Weil
Executive Chairman

February 23, 2018

IMPORTANT INFORMATION

Unless the holders of at least a majority of the outstanding shares of Common Stock entitled to be voted at the Annual Meeting are present, in person or by proxy, there will be no quorum for the meeting and no business may be transacted. Therefore, we request that you promptly vote your shares by telephone or over the Internet by following the instructions included with these materials. We request you to do this even if you plan to attend the Annual Meeting in person in order to ensure that your shares will be represented if you are ultimately unable to attend. If you grant a proxy, you may revoke it at any time prior to, or at, the Annual Meeting.

If your shares are held through a broker, bank, custodian or other nominee holder, your shares cannot be voted in the election of directors or with respect to any proposal other than the ratification of the Company’s auditors, unless you direct your nominee holder how to vote, by submitting your voting instruction form.

i

INSPIRED ENTERTAINMENT, INC.

250 West 57th Street, Suite 2223

New York, New York 10107

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

to be held on

Wednesday, March 7, 2018

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Inspired Entertainment, Inc. (the “Company”) for use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, and at any adjournment(s) and postponement(s) thereof. The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, on Wednesday, March 7, 2018, at 8:00 A.M. Eastern Time. At the Annual Meeting, the Company’s stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) and postponement(s) thereof will be asked to consider and vote upon the following proposals:

1.	To elect six directors to serve on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To approve and ratify the Inspired Entertainment, Inc. Second Long-Term Incentive Plan, as amended (the “Incentive Plan Proposal”);

3.	To approve and ratify the Rights Agreement dated as of August 13, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Plan Proposal”);

4.	To ratify the appointment of Marcum LLP as auditors of the Company for the fiscal year ending September 30, 2018; and

5.	To consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT, “FOR” THE INCENTIVE PLAN PROPOSAL, “FOR” THE RIGHTS PLAN PROPOSAL AND “FOR” THE RATIFICATION OF THE COMPANY’S AUDITORS.

The Board has fixed the close of business on January 30, 2018 as the record date (the “Record Date”) for the determination of Company stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) and postponement(s) thereof. Only holders of record of our common stock, par value $0.0001 per share (“Common Stock”), as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) and postponement(s) thereof.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting, at the principal executive offices of the Company, for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

This proxy statement and the accompanying materials are first being sent or given to stockholders on or about February 23, 2018.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

In this proxy statement, we refer to Inspired Entertainment, Inc. as the “Company,” “we,” “us” or “our.”

Why am I receiving these materials?

These materials are furnished in connection with the solicitation of proxies by the Board of the Company for use at the Annual Meeting, and at any adjournment(s) and postponement(s) thereof. The Annual Meeting will be held on Wednesday, March 7, 2018 at 8:00 A.M. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

What is included in these materials?

These materials include:

●	this proxy statement;

●	the Company’s Annual Report on Form 10-K for the year ended September 30, 2017, as filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2017 and an amendment thereto filed on January 29, 2018 (the “Annual Report”); and

●	a proxy card or voting instruction form.

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are as follows:

1.	To elect six directors to serve on the Company’s Board until the 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To approve and ratify the Incentive Plan Proposal;

3.	To approve and ratify the Rights Plan Proposal;

4.	To ratify the appointment of Marcum LLP as auditors of the Company for the fiscal year ending September 30, 2018; and

5.	To consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Who can vote at the Annual Meeting?

Holders of record of our Common Stock at the close of business on January 30, 2018, the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) and postponement(s) thereof.

How does the Board of Directors recommend that I vote?

Our Board unanimously recommends a vote “FOR” the election of the director nominees named in this proxy statement, “FOR” the Incentive Plan Proposal, “FOR” the Rights Plan Proposal and “FOR” the ratification of the appointment of the Company’s auditors.

How many votes am I entitled to per share?

Each share of Common Stock entitles the holder thereof to one vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, custodian or other nominee holder, then you are the beneficial owner of shares held in “street name,” and the proxy materials (including voting instructions) were sent to you by or on behalf of that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

If I am a stockholder of record, how do I vote?

You can vote in the following ways:

●	Internet. You may vote over the Internet.

●	In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

●	By mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

You can vote in the following ways:

●	Internet. You may vote over the Internet or by telephone to the extent instructions for such voting are included in your voting instruction form.

●

In person. You may vote in person at the Annual Meeting only by obtaining a proxy from the organization that holds your shares on your account, which is considered the stockholder of record for purposes of voting at the Annual Meeting. Please contact that organization for instructions as to how to obtain such a proxy.

●	By mail. You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided.

What is the proxy card?

The proxy card enables you to appoint each of the individuals named in that card as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the representatives holding your proxy will vote your shares according to their best judgment.

What is the voting instruction form?

If you are a beneficial owner of shares held in street name, the voting instruction form enables you to instruct the organization that holds your shares on your account, which is considered the stockholder of record for purposes of voting at the Annual Meeting, how to vote your shares.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact us as follows:

Inspired Entertainment, Inc.

250 West 57th Street, Suite 2223

New York, New York 10107

Attention: Company Secretary

+1 (646) 565-3861

Stockholders who are beneficial owners of shares held in street name may contact their brokerage firm, bank, custodian or other nominee holder to request information about householding or request additional copies of the proxy materials.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote on each proposal at the Annual Meeting. You may vote again over the Internet or phone or, if sufficient time allows, by signing and returning new voting instructions, in each case with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked, by delivering to the Company Secretary at 250 West 57th Street, Suite 2223, New York, New York 10107, or at the Annual Meeting, a written notice of revocation. Please note that if you are a beneficial owner of shares held in street name, you may attend the Annual Meeting in order to revoke your proxy and change your vote only by obtaining a proxy from the organization that holds your shares on your account, which is considered the stockholder of record of your shares for purposes of voting at the Annual Meeting. Please contact that organization for instructions as to how to obtain such a proxy.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of at least a majority of the outstanding shares of Common Stock entitled to be voted at the meeting must be present, in person or by proxy. “Broker non-votes” (described below) and “withhold” or “abstain” responses are included when determining the presence of a quorum.

How are votes counted?

In regard to the election of directors, you may vote “for” the nominees, as a group, or you may “withhold” from voting for the nominees, as a group or individually. In regard to the other proposals, you may vote “for,” “against,” or “abstain” on each proposal. If you provide specific instructions with regard to certain items, and those instructions are consistent with the voting options given to you on your proxy card or voting instruction form, your shares will be voted as you instruct on such items.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are often referred to as “non-routine” matters. All the proposals except for the proposal concerning the ratification of the Company’s auditors are “non-routine” matters.

How many votes are required to approve each of the proposals?

In regard to the election of directors, assuming there is a quorum, the persons receiving the highest number of “for” votes cast will be elected. In tabulating the voting results for the election of directors, broker non-votes and “withhold” responses will not be counted as votes cast, and therefore will have no effect on the election results. In regard to the other proposals, assuming there is a quorum, each proposal will be approved if the majority of the votes cast in respect of such proposal by the stockholders present in person or represented by proxy are “for” votes. In tabulating the voting results for each of these proposals, broker non-votes and “abstain” responses will not be counted as votes cast, and therefore will have no effect on the result.

What happens if I sign, date and return my proxy card or voting instruction form, but do not indicate how to vote on the particular proposals?

If you sign, date and return the enclosed proxy card or voting instruction form without any indication of how you wish to vote on the particular proposals, your shares will be voted “FOR” the election of the director nominees named in this proxy statement, “FOR” the Incentive Plan Proposal, “FOR” the Rights Plan Proposal and “FOR” the ratification of the Company’s auditors.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

The final voting results will be tallied by the inspector of election. We will announce preliminary or final voting results at the Annual Meeting and we will publish final results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my additional questions?

You can contact our Company Secretary with any additional questions you have, including questions about how to execute your vote, by calling +1 (646) 565-3861 or by sending a letter to our Company Secretary at the offices of the Company at 250 West 57th Street, Suite 2223, New York, New York 10107.

THE ANNUAL MEETING

We are furnishing this proxy statement to you, as a stockholder of Inspired Entertainment, Inc., in connection with the solicitation of proxies by our Board for use at the Annual Meeting and at any adjournment(s) and postponement(s) thereof.

Date, Time and Place of, and Attendance at, the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, on Wednesday, March 7, 2018, at 8:00 A.M. Eastern Time. You are cordially invited to attend the Annual Meeting. If you are a stockholder of record, you may attend and vote in person at the Annual Meeting. If you are a beneficial owner of shares held in street name, you may attend if you bring a written statement or letter from your nominee organization indicating that you are the beneficial owner of those shares as of the Record Date, and you may vote in person at the Annual Meeting only by obtaining a proxy from the organization that holds your shares on your account, which is considered the stockholder of record of your shares for purposes of voting at the Annual Meeting. Please contact that organization for instructions as to how to obtain such a proxy.

Adjournments and Postponements

Any action on the items of business described herein may be considered at the Annual Meeting at the time and on the date specified herein or at any time and date to which the meeting may be properly adjourned or postponed.

Record Date, Number of Shares Entitled to Vote and Quorum

The Board has fixed the close of business on January 30, 2018 as the Record Date for the determination of Company stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) and postponement(s) thereof. As of the Record Date, there were 21,478,775 shares of Common Stock issued and outstanding and entitled to vote. The quorum requirement for holding the Annual Meeting and transacting business is that holders of at least a majority of the outstanding shares of Common Stock entitled to be voted at the meeting be present, in person or by proxy. Broker non-votes and “withhold” or “abstain” responses are included when determining the presence of a quorum.

Votes for Approval

In regard to the election of directors, assuming there is a quorum, the persons receiving the highest number of “for” votes cast will be elected. In tabulating the voting results for the election of directors, broker non-votes and “withhold” responses will not be counted as votes cast, and therefore will have no effect on the election results. In regard to the other proposals, assuming there is a quorum, each proposal will be approved if the majority of the votes cast in respect of such proposal by the stockholders present in person or represented by proxy are “for” votes. In tabulating the voting results for each of these proposals, broker non-votes and “abstain” responses will not be counted as votes cast, and therefore will have no effect on the result.

Voting

You can vote your shares at the Annual Meeting by proxy or in person. You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) submit your proxy over the Internet or by telephone (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction form. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting or (ii) complete the enclosed form (a proxy card if you are a stockholder of record and a voting instruction form if you are a beneficial owner of shares held in street name) and mail it in the envelope provided.

All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a valid proxy will be voted. If you provide specific instructions with regard to certain items, and those instructions are consistent with the voting options and instructions on your proxy card or voting instruction form, your shares will be voted as you instruct on such items. If you sign, date and return the enclosed proxy card or voting instruction form without any indication of how you wish to vote on the particular proposals, your shares will be voted “FOR” the election of the director nominees named in this proxy statement, “FOR” the Incentive Plan Proposal, “FOR” the Rights Plan Proposal and “FOR” the ratification of the Company’s auditors.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact the Secretary of the Company at +1 (646) 565-3861.

Revocability of Proxies

You may revoke your proxy and change your vote at any time before the final vote on each proposal at the Annual Meeting. You may vote again over the Internet or by telephone or, if sufficient time allows, by signing and returning new voting instructions, in each case with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked, by delivering to the Company Secretary at 250 West 57th Street, Suite 2223, New York, New York 10107, or at the Annual Meeting, a written notice of revocation. Please note that if you are a beneficial owner of shares held in street name, you may attend the Annual Meeting in order to revoke your proxy and change your vote only by obtaining a proxy from the organization that holds your shares on your account, which is considered the stockholder of record of your shares for purposes of voting at the Annual Meeting. Please contact that organization for instructions as to how to obtain such a proxy.

Solicitation of Proxies and Expenses

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy materials and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We will reimburse brokers, nominees and similar organizations that represent beneficial owners for the expense of forwarding our proxy materials to their customers. Our officers, directors and employees may also solicit proxies in person, by telephone or by electronic communications, but no additional compensation will be paid to such individuals in connection with such activities.

No Right of Appraisal

None of the Delaware General Corporation Law (the “DGCL”), our charter nor our bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth herein. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares in connection with such proposals.

Other Business

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card to vote the shares represented by them on such matters according to their best judgment.

Principal Offices

The principal executive offices of the Company are located at 250 West 57th Street, Suite 2223, New York, New York 10107. The Company’s telephone number at such address is +1 (646) 565-3861.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
A. Lorne Weil	72	Executive Chairman
Luke L. Alvarez	50	President and Chief Executive Officer, Director
Nicholas Hagen	45	Director
M. Alexander Hoye	48	Director
Ira H. Raphaelson	64	Director
John M. Vandemore	44	Director
Roger D. Withers	75	Director
Daniel B. Silvers	41	Executive Vice President and Chief Strategy Officer
Stewart F.B. Baker	34	Chief Financial Officer
Steven R. Rogers	42	Chief Commercial Officer, Digital Games
Lee Gregory	50	Chief Commercial Officer, Server Based Gaming

A. Lorne Weil, our Executive Chairman since the consummation of the business combination that created the current Inspired Entertainment, Inc. (the “Business Combination”), was the co-sponsor and founder of Inspired’s predecessor, Hydra Industries Acquisition Corp, and previously served as its Chairman and Chief Executive Officer. Mr. Weil has been a principal of Hydra Management, an investment vehicle he formed, since September 2014. Mr. Weil was Chairman of the Board of Scientific Games Corporation (and its predecessor Autotote Corporation) from October 1991 to November 2013. Mr. Weil also served as the Chief Executive Officer of Scientific Games Corporation (and its predecessor Autotote Corporation) from 1992 to 2008 and from November 2010 to November 2013 (Mr. Weil had retired in 2008) and as the President from August 1997 to June 2005. Under Mr. Weil’s stewardship, the company made a number of significant acquisitions and joint ventures, including the privatization of the off-track betting operations of the State of Connecticut, and the acquisitions of Scientific Games Holdings Corp., IGT Online Entertainment Systems, Global Draw and WMS Industries, and the privatization of the Illinois, New Jersey and Italian lotteries. Prior to joining Scientific Games, Mr. Weil was President of Lorne Weil, Inc., a firm he founded which provided strategic planning and corporate development services to technology-based industries, a role he maintained from 1979 to November 1992. From 1974 to 1979, Mr. Weil was Vice President — Corporate Development at General Instrument Corporation. From 1970 to 1974, Mr. Weil was a manager with the Boston Consulting Group. Mr. Weil received his undergraduate degree from the University of Toronto, an M.S. degree from the London School of Economics and an M.B.A. from Columbia University, where he served for more than 10 years on the Board of Overseers. In 2012, Mr. Weil was the sponsor and Chairman of the Board of Andina Acquisition Corp., a NASDAQ-listed blank check company and is currently the Chairman of its successor entity, Tecnoglass Inc. Mr. Weil has been Executive Chairman of Leisure Acquisition Corp., a blank check company, since September 2017. Mr. Weil’s extensive business experience, including in the gaming industry, and his service during the prior year as our Executive Chairman, have led the Board to conclude that he is well qualified to serve, and should serve, as a member of the Company’s Board of Directors.

Luke L. Alvarez, our President and Chief Executive Officer since December 2016, was the founder and Chief Executive Officer of Inspired Gaming Group, a position he occupied since that business’s inception in 2002. Prior to founding Inspired, Mr. Alvarez served as Chief Operating Officer of Emap Digital. Prior to Emap, Mr. Alvarez served as Head of Business Development of Boo.com. Previously, Mr. Alvarez held positions with The Boston Consulting Group and Comshare Inc. Mr. Alvarez has previously served as a Director of Leisure Link Holdings and The Cloud Networks Ltd. Mr. Alvarez holds a First Class undergraduate degree and an M. Phil. from the University of Cambridge and was a visiting Fulbright Scholar at the University of California Berkeley. Mr. Alvarez’s extensive business experience, including in the gaming industry, and his service during the prior year as our President and Chief Executive Officer, have led the Board to conclude that he is well qualified to serve, and should serve, as a member of the Company’s Board of Directors.

Nicholas Hagen, one of our directors since the Business Combination, was the Chief Operating Officer of London House Exchange Ltd, trading as Property Partner (a private limited company) until 2017. Property Partner is a residential property investment firm. He held the role since February 2016. Prior to joining Property Partner, Mr. Hagen was the Sports Operations Director of Betfair Group PLC, a sports betting and gaming company, from 2011 to 2015. Prior to joining Betfair, from 2008 to 2011, Mr. Hagen held a number of positions at GTECH G2, a subsidiary of Lottomatica Group, rising to Chief Operating Officer –Sports Betting. Mr. Hagen has also held positions with Gastro Gaming Company Ltd. and Sporting Index Group. Mr. Hagen holds a History of Art degree from the University of Manchester.

M. Alexander Hoye, one of our directors since May 2017, is the Chief Executive Officer of The Faction Collective S.A., a venture-backed retail brand platform that he co-founded in 2006. He is Chairman and co-founder of the London-based Runway East, which provides co-working locations and other services for businesses. He was Chief Executive Officer of the digital marketing firm Latitude Group from August 2008 to November 2012. In 1999, he co-founded GoIndustry plc, a global industrial asset resale marketplace, where he was CFO when it was taken public in 2006. He is an angel investor in numerous technology and retail-based projects. He was employed by McKinsey & Co. from 1996 to 1999 as a management consultant with a focus on financial institutions, corporate restructuring, ecommerce, M&A and new market entry and before that worked in the Studios strategic planning division of Walt Disney Company. He has an undergraduate degree from Stanford University and an M.B.A. from Harvard Business School. Mr. Hoye’s extensive business experience, including his experience with public companies, and his service during the prior year as one of our directors, have led the Board to conclude that he is well qualified to serve, and should serve, as a member of the Company’s Board of Directors.

Ira H. Raphaelson, one of our directors since the Business Combination, is Senior Counsel at the law firm of Stroock & Stroock & Lavan LLP in Washington, D.C. He served as Executive Vice President and Global General Counsel of Las Vegas Sands Corp. from November 2011 and the Company’s Secretary from January 2015, until August 2016. Mr. Raphaelson served as vice president and general counsel of Scientific Games Corp. from February 2006 until October 2011 and as its secretary from June 2006 until October 2011. Mr. Raphaelson was a partner in and helped manage the Washington, D.C. office of the law firm of O’Melveny & Myers LLP for ten years and a partner in the Washington, D.C. office of Shaw Pittman for three years. Prior to entering private practice, he was a state and federal prosecutor for 15 years, serving the last two years as a Presidentially appointed Special Counsel for Financial Institutions Crime. Mr. Raphaelson’s extensive legal and business experience, including his experience with public companies and legal compliance, and his service during the prior year as one of our directors, have led the Board to conclude that he is well qualified to serve, and should serve, as a member of the Company’s Board of Directors.

John M. Vandemore, one of our directors since the Business Combination, has served as Chief Financial Officer of Skechers, a globally branded casual footwear design and marketing company, since November 2017. Previously, he served as Executive Vice President, Divisional Chief Financial Officer of Mattel, from September 2015 until October 2017. Prior to that, he served as Chief Financial Officer and Treasurer of International Game Technology from 2012 until 2015. Prior to that, from 2007 to 2012, Mr. Vandemore served as Vice President and Chief Financial Officer of Walt Disney Imagineering, a division of The Walt Disney Company, a global entertainment company. From 2005 to 2007, Mr. Vandemore served as Vice President and Director, Operations Planning & Analysis of The Walt Disney Company. Prior to 2005, Mr. Vandemore held various positions at AlixPartners, Goldman Sachs, and PricewaterhouseCoopers. Mr. Vandemore earned a Bachelor of Business Administration degree with a major in Accountancy from the University of Notre Dame and a Master of Business Administration degree from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Vandemore’s extensive financial, accounting and business experience, including his experience as a chief financial officer for other entities, and his service during the prior year as one of our directors, have led the Board to conclude that he is well qualified to serve, and should serve, as a member of the Company’s Board of Directors.

Roger D. Withers, one of our directors since the Business Combination, has been the Non-Executive Chairman of SafeCharge International Group Ltd since 2015. Mr. Withers served as the Non-Executive Chairman of Sportech Plc from 2011 until May 2017, and as a Director of Sportech from 2001 until 2006. He also served as Non-Executive Chairman of Playtech Plc from 2006 until 2013 and as Non-Executive Chairman of Arena Leisure Plc from 2001 until 2006. Mr. Withers has held senior executive positions with Bass Plc and Ladbroke Plc and has also held positions with Booz Allan & Hamilton. Mr. Withers’ extensive business experience, including in the gaming industry, and his service during the prior year as one of our directors, have led the Board to conclude that he is well qualified to serve, and should serve, as a member of the Company’s Board of Directors.

Daniel B. Silvers, our Executive Vice President and Chief Strategy Officer, joined Inspired in December 2016. Mr. Silvers is also the managing member of Matthews Lane Capital Partners LLC an investment firm he founded in 2015. He has served as Chief Executive Officer and a director of Leisure Acquisition Corp., a blank check company, since September 2017. Mr. Silvers serves on the board of directors of PICO Holdings, Inc., where he serves as Lead Independent Director. He has previously served on the boards of directors of International Game Technology, Universal Health Services, Inc., Forestar Group Inc., bwin.party digital entertainment plc, Ashford Hospitality Prime, Inc. and India Hospitality Corp., as well as serving as President of Western Liberty Bancorp, an acquisition-oriented company which bought and recapitalized Service 1st Bank of Nevada, a community bank in Las Vegas, Nevada. In 2015, Mr. Silvers was featured in the National Association of Corporate Directors’ “A New Generation of Board Leadership: Directors Under Age 40” list of emerging corporate directors. Prior to founding Matthews Lane in June 2015, Mr. Silvers was the President of SpringOwl Asset Management LLC, having joined a predecessor entity in 2009. Previously, Mr. Silvers was a Vice President at Fortress Investment Group, a leading global alternative asset manager, where he worked from 2005 to 2009. Prior to joining Fortress, he was a senior member of the real estate, gaming and lodging investment banking group at Bear, Stearns and Co. Inc., where he worked from 1999 to 2005. Mr. Silvers holds a B.S. in Economics and an M.B.A. in Finance from The Wharton School of the University of Pennsylvania.

Stewart F.B. Baker, our Chief Financial Officer since January 2017, joined Inspired Gaming Group in September 2014. Prior to being appointed Chief Financial Officer, Mr. Baker served as Director of Finance for Inspired Gaming Group from October 2015 to January 2017 and as Group Financial Controller for Inspired Gaming Group from September 2014 to October 2015. From 2009 to 2014, Mr. Baker was employed by Experian Plc, a leading global information services company, serving in various positions, including Divisional Financial Controller. Mr. Baker previously worked as a Chartered Accountant at Deloitte LLP. Mr. Baker holds a BSc in Economics from the University of Sheffield (UK), where he was awarded the Knoop Prize.

Steven R. Rogers, our Chief Commercial Officer, Digital Games, since 2009, is responsible for divisional P&L and product strategy of the Virtual Sports product area. Mr. Rogers joined Inspired in 2006 while he was the Chief Operating Officer of Red Vision, a CGi company based in Manchester, UK which specialized in animation for the television and film industries and was acquired by Inspired in 2006. Mr. Rogers is a Chartered Management Accountant who completed his accountancy qualifications while being employed as Management Accountant and Finance Director from 1998-2002 at Red Vision.

Lee Gregory, our Chief Commercial Officer, Server Based Gaming, joined Inspired Gaming Group in 1984 and assumed the position of Chief Commercial Officer, with responsibility for the global SBG market, in 2015. From 2012 to 2015, Mr. Gregory served as Inspired Gaming Group’s Senior Vice President with responsibility for the Company’s home market in the United Kingdom, which is its largest market. Mr. Gregory has more than thirty years of gaming market experience, including in product and game development with responsibility for all types of development programs. Mr. Gregory created and implemented a diversified portfolio of UK gaming brands. Mr. Gregory holds a Master’s Degree in Business Administration.

Board of Directors

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. Based on information requested from and provided by each director concerning his background, employment and affiliations, our Board has determined that each of Messrs. Hagen, Hoye, Raphaelson, Vandemore and Withers have no material relationships that would interfere with the exercise of independent judgment and are considered “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules.

An “independent director” is defined under the NASDAQ rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

Lead Independent Director. Mr. Raphaelson serves as the Board’s Lead Independent Director.

Committees and Meetings of the Board of Directors. Our board met on 10 occasions during the fiscal year ended September 30, 2017 and acted by unanimous written consent on two occasions. Each of the members of our board attended more than 75% of the total number of meetings held by our board and the committees on which each director served during the fiscal year ended September 30, 2017. The standing committees of our board of directors consist of an Audit Committee, a Compensation Committee, and a Nominating, Governance and Compliance Committee. Each of the committees reports to the board of directors as they deem appropriate and as the board may request.

Audit Committee

Messrs. Vandemore, Hagen and Raphaelson currently serve as members of our Audit Committee. Mr. Vandemore serves as chairman of the Audit Committee. Under NASDAQ listing standards and applicable SEC rules, we are required to have three members of the Audit Committee, all of whom must be independent. Messrs. Vandemore, Hagen and Raphaelson are each independent under applicable NASDAQ and SEC rules.

Each member of the Audit Committee is financially literate, and our board of directors has determined that Mr. Vandemore qualifies as an “Audit Committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, available on our website, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
●	setting clear hiring policies for employees or former employees of the independent auditors;
●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
●	obtaining and reviewing a report, at least annually, from the independent auditors describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent auditors’ independence, all relationships between the independent auditors and the Company;
●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to our entering into such transaction; and
●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee met on six occasions during the fiscal year ended September 30, 2017 and acted by unanimous written consent on two occasions.

Compensation Committee

The current members of our Compensation Committee are Messrs. Withers, Hoye, Raphaelson and Vandemore. Mr. Withers is the chairman of the Compensation Committee. We have adopted a Compensation Committee charter, available on our website, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;
●	reviewing our executive compensation policies and plans;
●	implementing and administering our equity-based remuneration plans;
●	assisting management in complying with our SEC filings and annual report disclosure requirements;
●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
●	producing a report on executive compensation to be included in our annual proxy statement; and
●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

The Compensation Committee met on five occasions during the fiscal year ended September 30, 2017 and acted by unanimous written consent on two occasions.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers serving on our board of directors or Compensation Committee, except Mr. Weil and Mr. Silvers serve as members of the board of directors of Leisure Acquisition Corp, a blank check company formed in September 2017, as well as hold the positions of executive chairman and chief executive officer, respectively, of such entity.

Nominating, Governance and Compliance Committee

The current members of our Nominating, Governance and Compliance Committee are Messrs. Raphaelson, Hagen and Withers. Mr. Raphaelson is the chairman of the Nominating, Governance and Compliance Committee. We have adopted a Nominating, Governance and Compliance Committee charter, available on our website, which details the principal functions of the Nominating, Governance and Compliance Committee, including:

●	reviewing and making recommendations to the Board annually with respect to the composition, size and needs of the Board;
●	developing a pool of potential director candidates in the event of a vacancy on the Board;
●	reviewing stockholder nominations for candidates to the Board, if any, and any stockholder proposals affecting corporate governance, and making recommendations to the Board accordingly;
●	reviewing the size, structure and composition of each committee of the Board and presenting recommendations to the Board for committee membership annually and to fill vacancies as needed;
●	evaluating and recommending termination of membership of individual directors in accordance with the Company’s bylaws, for cause or for other appropriate reasons;
●	in conjunction with the President and Chief Executive Officer, reviewing planning for the succession to the position of Chairman of the Board and President and Chief Executive Officer and other senior management positions;

●	periodically reviewing overall corporate governance principles, procedures and practices of the Company and making recommendations to the Board as appropriate;
●	evaluating and monitoring the Company’s policies and procedures for the use of third party contractors and customer acquisition; and
●	monitoring compliance by the Company with its policies, including but not limited to the Company’s Whistle Blowing Policy, Insider Trading Policy, Code of Ethics, Anti-Corruption and Bribery Policy, and guidelines regarding conflicts of interest.

The Nominating, Governance and Compliance Committee met on four occasions during the fiscal year ended September 30, 2017 and did not acted by written consent.

Consideration of Director Candidates

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nominating, Governance and Compliance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills and, for incumbent directors, his or her past performance. While neither the Board nor the Nominating, Governance and Compliance Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complementary and, together, cover a variety of areas that affect our business.

Procedures for Consideration

The Nominating, Governance and Compliance Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available. A member of the Nominating, Governance and Compliance Committee will contact for further review those candidates who the committee believes are qualified, may fulfill a specific Board need and would otherwise make a strong contribution to the Board. If, after discussions with the candidate and other reviews and consideration as may be necessary or appropriate, the Nominating, Governance and Compliance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board, which ultimately determines each slate of director nominees to be proposed to stockholders and ultimately determines when and how to fill vacant Board seats between stockholder elections.

Candidates Recommended by Stockholders

The policy of our Nominating, Governance and Compliance Committee is to consider recommendations for candidates for director nominees that are properly submitted by stockholders. Any stockholder recommendations for consideration by the Nominating, Governance and Compliance Committee should include the candidate’s name; biographical information; business and residence addresses; resume; information regarding any relationships between the candidate and the Company within the last three years; a description of all arrangements between the candidate and the recommending stockholder and any other person by which the candidate is being recommended; a written indication of the candidate’s willingness to serve on the Board; any other information required to be provided under the section of this document entitled “Other Matters – Stockholder Proposals”, the Company’s bylaws and applicable securities laws and regulations; and a written indication of willingness to provide such other information as the Nominating, Governance and Compliance Committee may reasonably request. The Nominating, Governance and Compliance Committee suggests that any stockholder recommendations address, among other matters, how the candidate would qualify for service as a director based on the following criteria in particular: independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills. There are no differences in the manner in which the Nominating, Governance and Compliance Committee evaluates candidates for director recommended by a stockholder, and other director candidates. The committee identifies candidates for future Board openings on an ongoing basis in the ordinary course of its business, and any candidates recommended by stockholders would be considered in addition to other candidates known to the committee.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board or with a specific director at any time by writing to Inspired Entertainment, Inc., 250 West 57th Street, Suite 2223, New York, New York 10107, Attention: Company Secretary, or calling +1 (646) 565-3861. We review all messages received and forward messages that reasonably appear to be communications from a stockholder intended to be made to one or more directors about a matter of stockholder interest. Such messages are forwarded as soon as practicable, to the particular director to whom they are addressed or, if not so addressed, to the Chairman of the Nominating, Governance and Compliance Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to directors.

Audit Committee Report*

The Audit Committee meets regularly with the Company’s management and its independent registered public accounting firm to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. In addition, the Audit Committee meets regularly with the Company’s independent registered public accounting firm alone to review the foregoing matters. The Audit Committee selects the Company’s independent registered public accounting firm and periodically reviews their performance and independence.

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 30, 2017 with management, and discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in its Rule 3200T. Additionally, the Audit Committee reviewed the written disclosures and letter from our independent registered public accounting firm required by the rules of the PCAOB, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended September 30, 2017 be included in the Company’s Annual Report on Form 10-K for such year, for filing with the SEC.

Respectfully submitted,

Audit Committee of the Board of Directors

/s/ John M. Vandemore, Chairman

/s/ Nicholas Hagen

/s/ Ira H. Raphaelson

* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. Copies of our Code of Ethics and our Audit Committee, Compensation Committee and Nominating, Governance and Compliance Committee charters are available on our website at www.inseinc.com. Amendments to, or waivers for any of our principal executive officers from the requirements of, our Code of Ethics, if any, will be disclosed on our website at www.inseinc.com or in current reports on Form 8-K filed with the SEC.

Involvement in Certain Legal Proceedings

Mr. Hoye served as Chief Executive Officer of the digital marketing firm Latitude Group in the U.K., which entered a “pre-packaged” insolvency process on January 10, 2010. The administrator effected a sale of the company’s business in a management buyout and Mr. Hoye remained as Chief Executive Officer through October 2012, with the business having gone from showing losses to generating a profit.

Except as set forth above, in the past ten years, no director, executive officer, significant employee or control person of the Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that the Company’s directors and executive officers, and the beneficial owners of more than 10% of our common stock, publicly file reports of their ownership of our securities with the SEC. Our directors, executive officers and such beneficial owners are required to furnish the Company with copies of all such reports that they file. Based upon a review of these filings, the Company is not aware of any failure to file such reports on a timely basis during the Company’s fiscal year 2017, except Mr. Alvarez filed a Form 3 and a Form 4 with respect to two acquisitions that were one day late; MIHI LLC, a 10+% stockholder, filed a Form 4 that was six days late with respect to four transactions; and Philip Russmeyer, a former director, filed a Form 3 that was five days late.

EXECUTIVE COMPENSATION

We are an “emerging growth company,” as defined in the JOBS Act. As such, we are eligible for certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation, including the requirement to include a specific form of Compensation Discussion and Analysis. We have elected to take advantage of certain of the scaled disclosure requirements available to emerging growth companies.

Summary Compensation Table

The following table sets forth information concerning compensation awarded to, earned by or paid to our principal executive officer (Mr. Alvarez), our two other most highly compensated executive officers (Messrs. Weil and Silvers) and our former chief operating officer (Mr. Wilson), collectively referred to as our “named executive officers,” for all services rendered in all capacities to us and our subsidiaries in our 2017 and 2016 fiscal years.

	Year (1)	Salary (2) ($)	Bonus (3) ($)	Stock Awards (4) ($)	Option Awards ($)	Nonequity Incentive Plan Compensation (5) ($)	All Other Compensation (6) ($)	Total ($)

A. Lorne Weil	2017	538,904		5,100,670			19,880	5,659,454
Executive Chairman

Luke Alvarez	2017	621,601	2,940,720	5,214,911			8,677	8,785,909
President and Chief Executive Officer	2016	555,960					7,006	562,966

Daniel Silvers	2017	269,452		826,000			599,172	1,694,624
Executive Vice President and Chief Strategy Officer

David Wilson	2017	320,882	440,982	668,484			782,249	2,212,597
Former Chief Operating Officer (7)	2016	361,196					94,694	455,890

(1) Messrs. Alvarez and Wilson were paid in British pounds, which have been converted into U.S. dollars based on average exchange rates during fiscal years 2016 and 2017, which were 1.4446 and 1.2739, respectively, except that, in the case of bonuses and other non-recurring payments, the rate for the month of payment was used.

(2) The salary shown for Mr. Alvarez includes amounts payable in connection with his services as a member of the board of directors of DMWSL 633 Limited, a UK subsidiary of the Company: $24,077 for fiscal 2016 and $40,661 for fiscal 2017. The salaries shown for Messrs. Weil and Silvers reflect services commencing December 23, 2016.

(3) The bonuses shown for 2017 were payable in the first quarter of fiscal year 2017 in connection with the closing of the Business Combination on December 23, 2016. Mr. Wilson received one half of his bonus amount in restricted stock units with a scheduled settlement date of December 23, 2019. The restricted stock units held by Mr. Wilson are being settled in six monthly cash installments following his departure from the Company in September 2017; the total cash amount to be paid is equal to the initial bonus value, which was less than the market value of the Company’s stock at the time it was agreed to settle the restricted stock units in cash.

(4) The stock awards shown reflect the aggregate grant date fair value of awards of restricted stock or restricted stock units that have both performance and service conditions computed in accordance with FASB ASC Topic 718. The fair value of the awards was determined using the Monte Carlo simulation method. For additional information, see our consolidated financial statements included in our Annual Report on Form 10-K.

(5) In addition to the bonuses payable in the first quarter of fiscal year 2017 in connection with the closing of the Business Combination, as described in footnote (3), above, the named executive officers and the Company’s other executive officers were eligible to receive performance-based bonuses in respect of fiscal 2017, based on a percentage of their respective base salaries and financial performance targets set for fiscal 2017. As management did not meet the bonus targets set, the Compensation Committee did not award any bonuses to the Company’s executive officers, including the named executive officers, under the bonus program. Mr. Wilson, whose employment ended just prior to the end of the fiscal year, received a cash amount in lieu of a bonus (see “All Other Compensation” in the table above).

(6) The amounts under “All Other Compensation” include the following for 2017: (a) Mr. Weil, reimbursement of health insurance premiums of $19,880; (b) Mr. Alvarez, health insurance premiums of $6,438 and life insurance premiums for coverage under a group policy of $2,239; (c) Mr. Silvers, reimbursement of health insurance premiums of $33,251, payment of $65,921 in respect of 2017 in lieu of receiving pension and car allowance benefits available to Company executives in jurisdictions outside of the U.S., in respect of a clause in Mr. Silvers’ employment agreement dated December 14, 2016 that he receive benefits on terms no less favorable than those offered to any other executive of the Company except the Chief Executive Officer and Executive Chairman, and payments of approximately $500,000 for consulting services provided in connection with the Business Combination by Matthews Lane Capital Partners LLC, of which Mr. Silvers is managing member, and as to which one quarter was paid at the closing of the Business Combination, one-quarter was paid in the form of restricted stock units to Mr. Silvers and the remainder was paid on the first anniversary of the closing of the Business Combination; and (d) Mr. Wilson, contributions to a defined contribution plan of $75,595, an allowance for use of a personal vehicle of $32,812, health insurance premiums of $1,153, life insurance premiums for coverage under a group policy of $1,499 and termination payments of $671,190, which included $255,883 in lieu of a bonus.

For 2016, the amounts consist of: (a) Mr. Alvarez, health insurance premiums of $6,872 and life insurance premiums for coverage under a group policy of $134; and (b) Mr. Wilson, contributions to a defined contribution plan of $54,173, an allowance for use of a personal vehicle of $36,794, health insurance premiums of $1,803 and life insurance premiums for coverage under a group policy of $1,924.

(7) Mr. Wilson’s employment terminated September 21, 2017.

Executive Compensation Oversight and Objectives

Since the completion of the Business Combination and the establishment of our new board of directors and board committees in early 2017, our executive compensation program has been overseen by the Compensation Committee of our board of directors. The Compensation Committee has developed the following goals for our executive compensation program:

●	To attract and retain key executive talent by providing the named executive officers with competitive compensation;
●	To reward the named executive officers based upon the achievement of Company performance goals and individual performance goals; and
●	To align the interests of the named executive officers with those of our stockholders.

At the time the Compensation Committee was established, our named executive officers were principally employed under arrangements inherited from one or the other of the two businesses that merged in the Business Combination, Hydra and Inspired Gaming Group. The Committee has since worked to bring the Company’s the employment arrangements into convergence with the principles it has developed for our executive compensation program and to help ensure general alignment with market conditions, including through the process of consulting with an independent compensation advisor. See “—Compensation Consultant”, below. Compensation adjustments made since the establishment of the Compensation Committee have been based on rigorous individual performance evaluations and market compensation analysis.

As a result of these efforts, certain changes, favorable to the Company, have been agreed in respect of our employment arrangements with Messrs. Weil, Alvarez and Silvers. Waivers or changes to portions of other legacy arrangements may be agreed by the relevant parties. Mr. Wilson’s employment agreement was terminated in connection with his departure from the Company, and we entered into a separation agreement with him effective September 21, 2017.

Compensation Consultant

The Compensation Committee retained AETHOS Consulting Group (“AETHOS”) as its independent compensation consultant for fiscal year 2017. AETHOS provides its advice on an as-needed basis upon the request of the Compensation Committee. During fiscal year 2017, AETHOS provided peer group analyses to the Compensation Committee in connection with its assessments of compensation levels for certain of our executive officers, the development of terms for several executive officer employment arrangements, and the determination of compensation for our directors. As part of its reviews of executive officer compensation terms, the Compensation Committee considered information provided by AETHOS that compared our executive officer compensation levels against the compensation levels of similarly situated executives in comparable positions at peer group companies, as identified by AETHOS. In addition to the services provided by AETHOS to the Compensation Committee, management retained AETHOS for compensation consulting regarding short-term bonus alternatives and planning. Fees for such services in fiscal year 2017 were less than $120,000.

The Compensation Committee determined that AETHOS is independent under applicable SEC and Nasdaq rules, based on the Committee’s review of the services provided to the Company as described above and information provided by AETHOS, and concluded that no conflict of interest existed that would prevent AETHOS from independently advising the Compensation Committee.

Executive Compensation Elements

In fiscal year 2017, the principal elements of compensation for our named executive officers were:

●	base salary;
●	short-term cash bonus awards;
●	long-term equity awards;
●	personal benefits; and
●	termination and change in control provisions.

Agreements with Named Executive Officers

The employment service agreements entered into with each of our named executive officers establish the overall framework for each such officer’s compensation, including base salary and target and maximum bonus amounts. In addition, certain changes, favorable to the Company, have been agreed in respect of our employment arrangements with Messrs. Weil, Alvarez and Silvers. We have included below descriptions of our employment arrangements with each of our named executive officers.

Service Agreement with A. Lorne Weil, Executive Chairman

On January 16, 2017, the Company entered into an employment agreement with A. Lorne Weil, who assumed the position of Executive Chairman of the Company upon the closing of the Business Combination. Under the terms of his employment agreement, Mr. Weil’s annual base salary is $700,000, with a target annual bonus of not less than 100%, and a maximum annual bonus of not more than 200%, of his annual base salary, subject to performance goals determined by the Compensation Committee. Mr. Weil will also be eligible to receive additional incentive bonuses, equity and benefits on terms no less favorable than those offered to any other executive of the Company. Mr. Weil’s employment agreement does not have a set term, and his employment with the Company is non-exclusive.

The employment agreement may be terminated without cause on three months’ written notice by either party. Upon termination by the Company without cause (as defined), Mr. Weil would be entitled to (i) any earned, but unpaid, annual bonus with respect to the year prior to the year in which the termination occurred, (ii) a pro-rated maximum annual bonus for the year in which the termination occurred, (iii) his salary for the eighteen-month period following the termination date (or thirty (30) months if termination occurs within two years immediately following the Business Combination or any change in control, as defined), (iv) one and one-half times his target annual bonus (or two and one-half times if termination occurs within two years immediately following the Business Combination or any change in control) and (v) acceleration of 100% vesting of all incentive and equity compensation to which he is entitled at the termination date (although in the case of any award under the Inspired Entertainment Inc. 2016 Long-Term Incentive Plan (the “First Incentive Plan”), such award shall not be forfeited upon such termination, but shall remain subject to the time, performance or other conditions to vesting specified in such award). Mr. Weil may be terminated by the Company immediately upon written notice for cause (as defined). In such instance, the Company would be obligated to pay Mr. Weil (i) any accrued but unpaid salary, (ii) any earned and vested benefits and (iii) any unreimbursed business expenses. On the occurrence of an event constituting “good reason” (as defined), Mr. Weil may terminate the agreement immediately at any time within 90 days of such event. On termination for good reason, Mr. Weil is entitled to the payments applicable to a termination by the Company without cause.

Under the employment agreement, Mr. Weil will remain subject to certain covenants, including, among other things, a covenant not to enter into a directly competing business or solicit employees of the Company for a period of twelve months after termination of his employment, as well as a covenant not to disclose certain confidential information of the Company. Mr. Weil will also be entitled to reimbursement for private medical insurance.

Mr. Weil received an award of 926,272 shares of restricted stock pursuant to the First Incentive Plan, effective January 3, 2017. On December 21, 2017, we and Mr. Weil agreed that his award of restricted stock was cancelled, and Mr. Weil received an award of 926,272 restricted stock units (“RSUs”) under the Company’s Second Long-Term Incentive Plan, as amended which is being submitted for stockholder approval at the Annual Meeting. The vesting of the RSUs is subject to the closing of a transformational acquisition by the Company (as defined in the award), or Mr. Weil’s continued service through December 31, 2019, or other vesting terms. For a further description of the cancellation of the restricted stock award and the granting of the RSUs, see “—Long-Term Equity Awards”, below. On December 22, 2017, at the request of the Company, Mr. Weil acknowledged and agreed that any RSUs granted under the December 21, 2017 award would not vest in the event he were terminated for cause (as defined in the award) notwithstanding anything to the contrary in his employment agreement.

Amended Service Agreement and Letter Agreement with Luke Alvarez, President and Chief Executive Officer

On March 23, 2017, Inspired Gaming (Gibraltar) Limited (“Gaming Gibraltar”), a subsidiary of the Company, and Luke L. Alvarez, the President and Chief Executive Officer of the Company, amended Mr. Alvarez’s service agreement dated April 1, 2015 (“Service Agreement”). Under the terms of such agreement, as amended, Mr. Alvarez is paid an annual base salary of £478,736 from our Gibraltar operating company. Also on March 23, 2017, DMWSL 633 Limited, a UK subsidiary of the Company, and Mr. Alvarez entered into a letter agreement, pursuant to which, effective January 1, 2017, Mr. Alvarez receives an annual fee of £46,264 per year, in connection with his position as director of such entity. The two amounts total £525,000. Under the terms of the Service Agreement, Mr. Alvarez has a target annual bonus of not less than 100% of £525,000 and a maximum annual bonus of not more than 200% of £525,000, subject to performance goals determined by the Compensation Committee.

Each party to Mr. Alvarez’s Service Agreement is required to give 12 months’ notice of termination of employment; provided that the Company may in its absolute discretion elect to terminate the employment of Mr. Alvarez with immediate effect on or at any time after giving notice by paying to Mr. Alvarez the salary and other benefits contractually due to him (or an amount equal to the cash value thereof) in respect of the notice period or, if less, the notice period still outstanding. If Mr. Alvarez leaves, or is required to leave, his employment as a result of injury, disability, ill health, retirement or redundancy, or is otherwise dismissed (unless Mr. Alvarez is dismissed for gross misconduct or voluntarily resigns before the end of the current fiscal year), he would be entitled to receive a pro-rated annual bonus during the twelve-month contractual notice period as if all of the performance conditions of such bonus had been satisfied. Mr. Alvarez shall continue to be paid his salary during any period of absence of work due to sickness, injury or other incapacity up to a maximum of 26 weeks in aggregate in any period of 52 consecutive weeks. Mr. Alvarez’s employment may be terminated by the Company immediately without notice, or payment in lieu of notice, in the event of any serious or persistent material breach of the terms of his Service Agreement (after prior written warning and a reasonable opportunity to rectify the breach) and in certain other events.

Under his employment service agreement, Mr. Alvarez is subject to a covenant not to enter into a competing business for a period of six months after the date of termination of his employment.

Mr. Alvarez received a grant of 926,272 shares of restricted stock pursuant to the First Incentive Plan, effective December 29, 2016. The vesting of the restricted stock award is subject to certain performance and service conditions set forth in the Plan.

Amended Service Agreement with Daniel Silvers, Executive Vice President and Chief Strategy Officer

On December 14, 2016, prior to the Business Combination, Daniel B. Silvers entered into an employment agreement, effective upon the closing of the Business Combination, to join the Company as Chief Strategy Officer. Under the terms of his employment agreement, Mr. Silvers’ annual base salary was $350,000, with a target annual bonus of not less than 100%, and a maximum annual bonus of not more than 200%, of his annual base salary, subject to performance goals determined by the Compensation Committee. Mr. Silvers is eligible to receive additional incentive bonuses, equity and benefits on terms no less favorable than those offered to any other executive of the Company except the Chief Executive Officer and Executive Chairman. Mr. Silvers’ employment agreement does not have a set term, and his employment with the Company is non-exclusive.

On December 22, 2017, we and Mr. Silvers entered into a supplemental letter agreement that: (i) memorialized Mr. Silvers’ title as Executive Vice President and Chief Strategy Officer; (ii) increased Mr. Silvers’ annual salary to $385,000, effective October 1, 2017; (iii) memorialized the Company’s obligation to pay by June 30, 2018 an additional $65,921 in respect of fiscal year 2017, based on a clause in Mr. Silvers’ employment agreement dated December 14, 2016 that he receive benefits on terms no less favorable than those offered to any other executive of the Company except the Chief Executive Officer and Executive Chairman; and (iv) confirmed Mr. Silvers’ agreement that he will provide professional services to the Company, consistent with the responsibilities outlined in his December 14, 2016 employment agreement, as reasonably determined by the Company’s Executive Chairman, Mr. Weil. All other terms and conditions of the Mr. Silvers’ December 14, 2016 employment agreement remain unchanged.

The employment agreement may be terminated without cause on three months’ written notice by either party. Upon termination by the Company without cause (as defined), Mr. Silvers would be entitled to (i) any earned, but unpaid, annual bonus with respect to the year prior to the year in which the termination occurred, (ii) a pro-rated maximum annual bonus for the year in which the termination occurred, (iii) his salary for the two-year period following the termination date (or three years if termination occurs within two years immediately following the commencement date of the agreement or any change in control, as defined), (iv) two times his maximum annual bonus (or three times if termination occurs within two years immediately following the commencement date of the agreement or any change in control) and (v) acceleration of 100% vesting of all incentive and equity compensation to which he is entitled at the termination date (although in the case of any award under the First Incentive Plan, such award shall not be forfeited upon such termination, but shall remain subject to the time, performance or other conditions to vesting specified in such award). Mr. Silvers may be terminated by the Company immediately upon written notice for cause (as defined). In such instance, the Company would be obligated to pay to Mr. Silvers (i) any accrued but unpaid salary, (ii) any earned and vested benefits and (iii) any unreimbursed business expenses. On the occurrence of an event constituting “good reason” as defined, Mr. Silvers may terminate the agreement immediately at any time within 90 days of such event. On termination for good reason, Mr. Silvers is entitled to the payments applicable to a termination by the Company without cause.

Under the employment agreement, Mr. Silvers will remain subject to certain covenants, including, among other things, a covenant not to enter into a competing business, for any period after termination of his employment during which he receives certain specified termination payments, as well as a covenant not to disclose certain confidential information of the Company.

The Company also agreed to make consulting payments to Matthews Lane Capital Partners LLC, of which Mr. Silvers is a principal, in the amount of $500,000 for consulting services previously provided (the “Consulting Payment”) as to which one quarter was paid at closing, one-quarter was paid in the form of restricted stock units to Mr. Silvers and the remainder was paid on first anniversary of the closing of the Business Combination.

Mr. Silvers received an award of 150,000 shares of restricted stock pursuant to the First Incentive Plan, effective January 3, 2017. On December 21, 2017, we and Mr. Silvers agreed that his award of restricted stock was cancelled, and Mr. Silvers received an award of 150,000 restricted stock units (“RSUs”) under the Company’s Second Long-Term Incentive Plan, as amended which is being submitted for stockholder approval at the Annual Meeting. The vesting of the RSUs is subject to the closing of a transformational acquisition by the Company (as defined in the award), or Mr. Silvers’ continued service through December 31, 2019, or other vesting terms. For a further description of the cancellation of the restricted stock award and the granting of the RSUs, see “—Long-Term Equity Awards”, below. On December 22, 2017, at the request of the Company, Mr. Silvers acknowledged and agreed that any RSUs granted under the December 21, 2017 award would not vest in the event he were terminated for cause (as defined in the award) notwithstanding anything to the contrary in his employment agreement.

Separation Agreement with David G. Wilson, Former Chief Operating Officer

On September 21, 2017, we and Mr. Wilson agreed on terms by which Mr. Wilson’s employment was terminated by reason of redundancy, effective September 21, 2017. Under the terms of Mr. Wilson’s settlement agreement, as governed by his prior employment agreement, Mr. Wilson will receive 12 months’ salary and car allowance in the lump sum aggregate amount of £280,000, as well as certain redundancy-related amounts totaling £50,500 and certain benefits extensions. In addition, in lieu of receiving a bonus for the Company’s fiscal year ending September 30, 2017, he will receive a payment of £191,000 and he will receive £180,000 over a six-month period in consideration for the cancellation of an award of restricted stock units he previously received upon the completion of the Business Combination.

Indemnification Agreements

The Company has entered into standard indemnification agreements with each of its directors and executive officers pursuant to which such individuals are indemnified by the Company to the fullest extent permitted under Delaware law.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards made to our named executive officers as of September 30, 2017, the end of our 2017 fiscal year.

Name	Option awards					Stock awards (1) (2) (3)
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
A. Lorne Weil								926,272	12,273,104

Luke Alvarez								926,272	12,273,104

Daniel Silvers								150,000	1,987,500

David Wilson								118,736	1,573,252

(1)	The awards were granted in recognition of the closing of the Business Combination, with performance and service conditions such that one-third of the total would vest on each of the first three anniversaries of the Business Combination (December 23, 2017, December 23, 2018 and December 23, 2019), provided that the market price targets for the Company’s shares applicable in each year of the three-year vesting period ($12.50, $15.00 and $17.50, respectively) were achieved. Any portion of an award that has not vested by the fifth anniversary of the Business Combination shall be cancelled. The values shown were calculated by multiplying the number of shares subject to the awards by the closing price of the Company’s common stock on September 30, 2017 ($13.25).

(2)	In addition to these awards, as of September 30, 2017, Mr. Silvers held 12,500 restricted stock units which were issued in lieu of cash amounts otherwise payable to him upon the closing of the Business Combination. Such units are scheduled to be distributed on December 23, 2019.

(3)	On December 21, 2017, we and each of Mr. Weil and Mr. Silvers, respectively, agreed that their respective awards of restricted stock were cancelled, and each received an award of restricted stock units in a number equal to the number of their respective cancelled awards of restricted stock. The vesting of the restricted stock units is subject to the fulfillment of one or more conditions, including the closing of a transformational acquisition by the Company (as defined in the awards), or Mr. Weil’s or Mr. Silvers’ continued service through December 31, 2019, respectively, or other conditions. For a further description of the cancellation of the restricted stock awards and the granting of the restricted stock unit awards, see “—Long-Term Equity Awards”, below.

Application of Executive Compensation Elements

Details regarding the fiscal year 2017 application of our principal executive compensation elements are described below.

Base Salary

Base salary levels for our named executive officers were determined principally under pre-existing arrangements inherited from one or the other of the two businesses that merged in the Business Combination.

Short-Term Cash Bonus Awards

Cash bonuses were paid in in the first quarter of fiscal year 2017 in connection with the closing of the Business Combination on December 23, 2016. In addition, the named executive officers and the Company’s other executive officers were eligible to receive performance-based cash bonuses in respect of fiscal 2017, based on a percentage of their respective base salaries and the Company’s EBITDA performance in fiscal 2017, pursuant to a bonus program established by the Compensation Committee. The Compensation Committee has determined not to award any bonuses to the Company’s executive officers, including the named executive officers, under such bonus program.

The Compensation Committee has adopted, for fiscal year 2018, Company and individual performance goals, pursuant to which the Company’s executive officers may receive cash bonuses following the completion of fiscal year 2018 based on the extent to which such performance goals are achieved during the course of the fiscal year. The Compensation Committee adopted performance goals so that awards made pursuant to such goals that contributed to a named executive officer earning more than $1 million in annual compensation would qualify as tax deductible to the Company for U.S. federal income tax purposes under Section 162(m) of the U.S. Internal Revenue Code (the “Code”). However, on December 22, 2017, the U.S. federal government enacted the Tax Cuts and Jobs Act, which substantially modifies the Code and, among other things, eliminates the performance-based compensation exception under Section 162(m). As a result, the Company currently expects that, in respect of fiscal 2018 and beyond, any compensation amounts over $1 million paid to any named executive officer will no longer be deductible. See “—Tax Considerations Relating to Executive Compensation.” The Company’s expectation is that this change will not have a material effect on its operating results or financial condition.

Long-Term Equity Awards

Long-term equity awards were made to each of our named executive officers in recognition of the closing of the Business Combination, based on arrangements made by each of the two businesses that merged in the Business Combination and based on the joint recommendation of the Executive Chairman and Chief Executive Officer. These awards took the form of restricted stock or restricted stock units with performance and service conditions such that one-third of the total would vest on each of the first three anniversaries of the Business Combination (December 23, 2017, December 23, 2018 and December 23, 2019), provided that the market price targets for the Company’s shares applicable in each year of the three-year vesting period ($12.50, $15.00 and $17.50, respectively) were achieved. Any portion of an award that has not vested by the fifth anniversary of the Business Combination shall be cancelled.

In October 2017, the market price target for the vesting of the first third of the awards was achieved, causing the shares underlying the first third of the awards to become eligible for vesting on December 23, 2017. If the Company were to have delivered all shares subject to this vesting, it would have incurred obligations to pay a substantial cash amount in respect of the withholding taxes due upon delivery of such shares. Given the low trading volume of the Company’s shares in the public market and the provisions governing the awards that provided participants with the ability to “net settle” vested awards on delivery, management concluded that it was inadvisable for any person to attempt to sell a portion of such shares in the market to raise the necessary cash and that net settlement would impose an adverse impact on the Company’s cash flow.

At the December 12, 2017 meeting of the Compensation Committee, the Committee considered various mechanisms for addressing the cash payment obligation, including the possibility of securing deferral of the vesting and settlement of the awards in exchange for additional shares or increases to base salaries. The Committee ultimately rejected those approaches and adopted an approach intended to address the cash payment matter while also more closely aligning certain management incentives with the Company’s goal of achieving a transformational acquisition in the foreseeable future. Specifically, on December 13, 2017, the Committee approved the cancellation of the restricted stock awards previously granted to the Executive Chairman and Chief Strategy Officer under the First Incentive Plan, which covered an aggregate of 1,076,272 shares and accounted for more than 50 percent of the Company’s total cash requirement relating to the awards vesting on December 23, 2017. Then, the Committee granted the Executive Chairman and Chief Strategy Officer new awards of restricted stock units, with new vesting terms. The new restricted stock units vest upon the earliest of a transformational acquisition by the Company (as defined in the award), or the respective recipient’s continued service through December 31, 2019, or a change in control of the Company (as defined in the relevant provisions of the U.S. tax code) or the respective recipient’s death or disability. Restricted stock units that vest do not settle (by the issuance of the equivalent number of shares of common stock) until the respective recipient’s employment terminates, unless there is an earlier change in control of the Company. Moreover, under the new awards, the Company need not permit net settlement. The awards were made subject to clawback provisions extending for three years following the settlement of the awards. In granting the awards, the Committee also secured a clarification on the part of both the Executive Chairman and the Chief Strategy Officer that their respective employment agreements did not override the vesting terms of the new awards themselves, so that any unvested portion of the new RSUs would be subject to forfeiture in the event of termination of the executive by the Company for cause (as defined in the awards) or a voluntary resignation. This clarification had not been made with respect to the prior, cancelled restricted stock awards.

The Committee believes this approach is in the best interests of the Company and its stockholders, in that the cancellation of the restricted stock awards substantially mitigated the Company’s immediate cash need, and the two senior executives most responsible for driving the Company’s non-organic growth received an additional incentive to achieve a transformational acquisition. It also removed the risk of a cash need arising upon the vesting of the second or third tranches of the cancelled awards, and rendered nearly 1.1 million shares available for reuse under the Company’s stockholder-approved First Incentive Plan. The new awards were issued under the Company’s Second Long-Term Incentive Plan, as amended (the “Second Incentive Plan”), which is being submitted for approval at the Annual Meeting. The cancellation of the old awards and the granting of the new awards will result in a net increase in the Company’s accrued expenses of $3.6 million in the first quarter of the fiscal year 2018 and a net increase in the aggregate fair value of the two executives’ awards of approximately $5.7 million.

Personal Benefits

The personal benefits arrangements with Messrs. Weil, Alvarez and Silvers are, and the personal benefits arrangements with Mr. Wilson were, set forth principally in pre-existing contracts inherited from one or the other of the two businesses that merged in the Business Combination. Mr. Alvarez is a Gibraltar resident, and receives insurance and other benefits often provided in the UK and Gibraltar markets. Mr. Weil and Mr. Silvers receive U.S. market-related benefits, except that, pursuant to their employment agreements, they are eligible to receive additional benefits on terms no less favorable than those offered to any other executive of the Company (except, in the case of Mr. Silvers, the Chief Executive Officer and Executive Chairman). Mr. Wilson is a UK resident, and received pension, personal vehicle allowance, insurance and other benefits often provided in that market.

Termination and Change in Control Provisions

The termination and change-in-control provisions in the agreements with Messrs. Weil, Alvarez and Silvers are, and the termination provisions in the employment service agreement with Mr. Wilson were, principally set forth in pre-existing contracts inherited from one or the other of the two businesses that merged in the Business Combination. Our employment service agreement with Mr. Alvarez, who is a Gibraltar resident, contains various terms and conditions that would govern his separation from the Company, should he be terminated. Our employment service agreements with each of Messrs. Weil and Silvers, who are U.S. residents, contain terms and conditions that would govern their separation from the Company, should they be terminated, and that would govern their compensation upon a change in control of the Company.

Director Compensation

In fiscal year 2017, upon the closing of the Business Combination, the Company adopted a compensation program for non-employee directors, which provides for payment of annual cash retainers of $50,000 and annual grants of restricted stock units having an aggregate grant date value of $50,000, subject to adjustment based on the market price of the Company’s stock. Directors who chair a Committee of the Board or serve as the lead independent director receive additional amounts of $5,000 as an annual retainer and $5,000 as an annual equity award, subject to adjustment based on the market price of the Company’s stock. AETHOS provided peer group analyses to the Compensation Committee in connection with determining compensation levels for our directors.

The compensation paid during fiscal year 2017 to individuals who served as non-employee directors of following the Business Combination is shown below.

	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Nicholas Hagen	39,039	50,000	—	—	—	—	89,039
M. Alexander Hoye	16,859	29,449	—	—	—	—	46,308
Ira H. Raphaelson	46,846	59,993	—	—	—	—	106,839
John M. Vandemore	42,942	54,991	—	—	—	—	97,933
Roger Withers	42,380	54,991	—	—	—	—	97,371

(1)	Represents retainers for services commencing December 23, 2016, for all non-employee directors except Mr. Hoye, whose services commenced May 31, 2017.

(2)	Represents annual grants of restricted stock units. The grant date fair value was computed in accordance with FASB ASC Topic 718, by multiplying the number of shares subject to the award by the closing price of the common stock on the grant date. For additional information, see our consolidated financial statements included in our Annual Report on Form 10-K.

The compensation paid during fiscal 2017 to individuals who were non-employee directors of Inspired prior to the Business Combination (and who no longer serve as such) is shown below, other than amounts paid to Messrs. Alvarez and Wilson, whose compensation is disclosed in the Summary Compensation Table above.

	Fees Earned or Paid in Cash (1) ($)		Stock Awards ($)		Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (1) ($)		Total (1) ($)
Ian Riley	20,888	(2)	—		—	—	—	—		20,888
Philip M. Russmeyer	20,888	(3)	—		—	—	—	—		20,888
James W. O’Halleran	7,962		55,742	(4)	—	—	—	437,282	(5)	500,986
Jeremy Brade	13,328	(6)	—		—	—	—	—		13,328

(1)	All cash payments were made to the non-employee directors in British pounds. The amounts in this table have been converted into U.S. dollars based on the average of the exchange rates during the fiscal year, which was GBP 1 = USD 1.2739, except that, in the case of non-recurring payments, the average of the exchange rates for the month of payment was used.

(2)	Represents amounts paid to Vitruvian Partners LLP on behalf of Vitruvian Directors I Limited (“Vitruvian I”) as a fee in respect of service on the Board of Directors of Inspired. Mr. Riley was an appointed representative of Vitruvian I.

(3)	Represents amounts paid to Vitruvian Partners LLP on behalf of Vitruvian Directors II Limited (“Vitruvian II”) as a fee in respect of service on the Board of Directors of Inspired. Mr. Russmeyer was an appointed representative of Vitruvian II.

(4)	Mr. O’Halleran received an award of restricted stock units upon the closing of the Business Combination. The award has both performance and service conditions and the value shown reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The fair value of the award was determined using the Monte Carlo simulation method. For additional information, see our consolidated financial statements included in our Annual Report on Form 10-K.

(5)	Represents consulting fees and bonuses paid to Loxley Strategic Consulting Limited, a firm owned by Mr. O’Halleran, which provides services to Inspired Gaming (UK) Limited in the areas of government relations, compliance, management and strategy; the amount includes a $244,990 bonus payable in connection with the Business Combination, one-half of which was awarded in the form of restricted stock units to Mr. O’Halleran.

(6)	Represents amounts paid to Harwood Capital LLP (“Harwood”) as a fee in respect of service on the Board of Directors of Inspired. Mr. Brade was an appointed representative of Harwood.

Tax Considerations Relating to Executive Compensation

The Compensation Committee’s general policy has been that compensation should qualify as tax deductible to the Company for U.S. federal income tax purposes whenever reasonably practicable. Previously, under Section 162(m) of the U.S. Internal Revenue Code, compensation paid to any named executive officer in excess of $1 million per year was not deductible unless the compensation was “performance-based” as described in the regulations under Section 162(m). Compensation generally qualified as “performance-based” if it was determined using pre-established objective formulas and performance criteria approved by stockholders within the past five years. Annual bonus awards under our First Incentive Plan have been designed to maximize tax deductibility by satisfying the performance-based compensation exception under Section 162(m). The performance-based provisions of our First Incentive Plan were approved by our stockholders in connection with their approval of the closing of the Business Combination.

However, on December 22, 2017, the U.S. federal government enacted the Tax Cuts and Jobs Act, which substantially modifies the Code and, among other things, does away with compensation deductibility under Section 162(m). As a result, the Company currently expects that, in 2018 and beyond, any compensation amounts over $1 million paid to any named executive officer will no longer be deductible by it (or any other person subject to U.S. federal income tax). The Company’s expectation is that this change will not have a material effect on its operating results or financial condition.

Equity Plans

The Company has three equity plans: the Inspired Entertainment, Inc. 2016 Long-Term Incentive Plan (the “First Incentive Plan”); the Inspired Entertainment Inc. Second 2016 Long-Term Incentive Plan, as amended (the “Second Incentive Plan”); and the Inspired Entertainment Employee Stock Purchase Plan (the “Purchase Plan”).

First Incentive Plan

On December 22, 2016, the stockholders of the Company approved the First Incentive Plan, which authorizes the issuance of 2,778,818 shares of common stock pursuant to awards granted thereunder. Our board of directors believes that compensation of the type available for grant under the First Incentive Plan, a cash- and stock-based incentive plan, furthers our goal of creating long-term value for our stockholders by fostering an ownership culture that encourages a focus on long-term performance, retention, and stockholder value creation, and exposes participants to economic diminishment if our share performance lags.

Key Features of the First Incentive Plan

The First Incentive Plan and our related governance practices and policies include many features that are designed to protect stockholder interests. A summary of these features follows. This summary does not provide a complete description of all the provisions of the First Incentive Plan and is qualified in its entirety by reference to the full text of the First Incentive Plan, a copy of which is attached as an exhibit to certain of the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended September 30, 2017.

●	Fixed Reserve of Shares. The number of shares of common stock available for grant under the First Incentive Plan is fixed and will not automatically increase because of an “evergreen” feature— meaning, stockholder approval is required to increase the share reserve under the First Incentive Plan, allowing our stockholders to have direct input on our equity compensation program.

●	No Repricing. The First Incentive Plan prohibits the repricing of awards without stockholder approval.

●	No Discounted Stock Options or Stock Appreciation Rights. Except with respect to substitute awards granted in connection with a corporate transaction, all stock options and stock appreciation rights must have an exercise price or base price equal to or greater than the fair market value of the underlying shares of common stock on the date of grant.

●	Limitation on Term of Stock Options and Stock Appreciation Rights. The maximum term of a stock option or stock appreciation right under the First Incentive Plan is 10 years.

●	No Dividends or Dividend Equivalents on Unearned Awards. Generally, any cash dividends and share dividends paid on shares of restricted stock will be withheld by the Company and will be subject to vesting and forfeiture to the same degree as the shares of restricted stock to which such dividends relate. The First Incentive Plan also prohibits the current payment of dividends or dividend equivalent rights on unvested or unearned performance awards.

●	Clawback. Awards granted under the First Incentive Plan will be subject to the Company’s clawback and/or recoupment policies in effect at the time of grant or as otherwise required by applicable law.

●	No Automatic Grants. The First Incentive Plan does not provide for automatic grants to any participant.

●	Compensation Committee. The First Incentive Plan is administered by the Compensation Committee, which is comprised entirely of independent directors.

●	No Tax Gross-Ups. The First Incentive Plan does not provide for any tax gross-ups.

●	No “Liberal Share Recycling.” Liberal Share Recycling is prohibited — meaning that the First Incentive Plan does not recycle shares that were not issued or delivered upon the net settlement or net exercise of a stock option or stock appreciation right, shares delivered to or withheld by us to pay the purchase price or withholding taxes relating to an outstanding award or shares repurchased by us on the open market with the proceeds of a stock option exercise.

Purpose

The First Incentive Plan is designed to assist us in attracting, retaining, motivating and rewarding certain employees, officers, directors and other service providers of the Company and its affiliates, and to promote the creation of long-term value for our stockholders by closely aligning the interests of such individuals with those of our stockholders.

Administration

The First Incentive Plan is administered by the Compensation Committee, which has the authority to designate participants, grant awards, determine types of awards and the number of shares of common stock to be covered by awards, determine the terms and conditions of any awards, construe and interpret the First Incentive Plan and related award agreements, accelerate the vesting of any outstanding awards and make other decisions and determinations for the administration of the First Incentive Plan. However, any award of restricted stock, restricted stock units or stock appreciation rights, or other stock-based award (other than any award to a non-employee director) must include conditions to the vesting of such award or the delivery of stock thereunder that are no more favorable to the participant than those set forth on Annex A to the First Incentive Plan. To the extent permitted by applicable law, the Compensation Committee is generally permitted to delegate its authority under the First Incentive Plan to our board of directors, a member of our board of directors or an executive officer of the Company. However, the Compensation Committee may not delegate its authority to (i) our board of directors or to an executive officer of the Company with regard to grants to “covered employees” under Section 162(m) of the Code, or (ii) a member of our board of directors or an executive officer of the Company with regard to the participation of, or the timing, pricing or amount of an award to, an officer, director or other person subject to Section 16 of the Exchange Act.

Shares Available for Issuance under the First Incentive Plan and Limits on Awards

Under the First Incentive Plan, we are authorized to issue 2,778,818 shares pursuant to awards.

If any award granted under the First Incentive Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the First Incentive Plan. Shares subject to an award will not be again available for issuance under the First Incentive Plan if such shares are: delivered to or withheld by the Company to pay withholding taxes, subject to an option or stock appreciation right and were not issued upon the net settlement or exercise of such option or stock appreciation right, delivered to the Company to pay the purchase price related to an outstanding option or stock appreciation right, or repurchased by the Company on the open market with the proceeds of an option exercise.

During any time that the Company is subject to Section 162(m) of the Code, to the extent an award is intended to qualify as exempt performance-based compensation under Section 162(m) of the Code, (i) the maximum number of shares of common stock subject to stock options, performance awards or stock appreciation rights that may be granted to any individual in any one calendar year may not exceed 1,000,000 and (ii) the maximum value of a performance award that is valued in dollars (as opposed to shares) and that is intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted to any individual in any one year may not exceed $2,000,000. In addition, the maximum value of the aggregate cash compensation and shares of common stock that may be granted to a non-employee director of the Company in any one year may not exceed $250,000.

Awards and the shares of common stock authorized under the First Incentive Plan, as well as any individual share limits, are subject to adjustment as described below under “Equity Restructuring.”

Eligibility

Participants in the First Incentive Plan will consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company or its affiliates (and individuals expected to become such service providers of the Company or its affiliates), as selected by the Compensation Committee in its sole discretion. As of the date hereof, there are approximately 800 employees, including officers, and non-employee directors who would be eligible to participate in the First Incentive Plan, if selected by the Compensation Committee.

Grants of Awards

Pursuant to the First Incentive Plan, the Compensation Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards (including cash-based performance awards), and other cash-based or stock-based awards.

Stock Options. The First Incentive Plan allows the grant of both incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options.

A stock option granted under the First Incentive Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant and, except with respect to substitute awards granted in connection with a corporate transaction, will not be less than the fair market value of a share of common stock on the date of grant.

Stock options will vest in accordance with the terms of the applicable award agreement. The maximum term of a stock option granted under the First Incentive Plan is 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of a stock option may be made in a manner approved by the Compensation Committee, which may include any of the following payment methods: cash, shares of common stock, pursuant to a broker- assisted cashless exercise in accordance with procedures approved by the Compensation Committee, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Compensation Committee.

No incentive stock options may be granted under the First Incentive Plan following the 10th anniversary of the earlier of (i) the date the First Incentive Plan was adopted by the Board and (ii) the date the stockholders of the Company approve the First Incentive Plan.

Stock Appreciation Rights. A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the shares of common stock over a specified period. Stock appreciation rights may be settled in shares of common stock, cash or other property, as specified in the award agreement. The base price applicable to a stock appreciation right will be set by the Compensation Committee at the time of grant and, except with respect to substitute awards granted in connection with a corporate transaction, will not be less than the fair market value of a common share on the date of grant. The maximum term of a stock appreciation right granted under the First Incentive Plan is 10 years from the date of grant.

Restricted Stock. An award of restricted stock is a grant of shares of common stock which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Holders of restricted stock will generally have the rights and privileges of a stockholder with respect to their restricted stock. Unless otherwise set forth in an award agreement, dividends with respect to the restricted stock will be withheld by the Company on behalf of the participant and will be subject to vesting and forfeiture to the same degree as the shares of restricted stock to which such dividends relate; provided, however, that any dividends with respect to restricted stock subject to performance-based vesting conditions will be deposited with the Company and subject to the same restrictions as the shares of common stock to which such distribution was made.

Restricted Stock Units. A restricted stock unit is a notional unit representing the right to receive one share of common stock (or, to the extent specified in the award agreement, the cash value of one share) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award established by the Compensation Committee in the applicable award agreement, the award will be settled in shares of common stock, cash or property, as set forth in the applicable award agreement. Unless otherwise set forth in an award agreement, a participant will not be entitled to any dividends or dividend equivalents with respect to the restricted stock units prior to settlement; provided, however, that any dividend equivalents with respect to restricted stock units that are subject to performance-based vesting conditions will be subject to the same restrictions as the restricted stock units.

Performance Awards. A performance award (which may be classified as a performance share, performance unit or cash award) represents the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. The Compensation Committee will be responsible for setting the applicable performance goals. For awards intended to comply with, and to the extent required to comply with, Section 162(m) of the Code, performance goals will be based on specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Compensation Committee in accordance with Section 162(m) of the Code): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, book value per share, tangible book value or growth in book value per share; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) economic value created; (xii) cumulative earnings per share growth; (xiii) operating margin, profit margin, or gross margin; (xiv) stock price or total stockholder return; (xv) cost or expense targets, reductions and savings, productivity and efficiencies; (xvi) sales or sales growth; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures or joint ventures; and (xviii) to the extent that an award is not intended to qualify as performance-based compensation under Section 162(m) of the Code, other measures of performance selected by the Compensation Committee. The business criteria may be combined with cost of capital, assets, invested capital and stockholders’ equity to form an appropriate measure of performance and will have any reasonable definitions that the Compensation Committee may specify in accordance with Section 162(m) of the Code.

Performance goals may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual participant and may be expressed in absolute terms, or relative or comparative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering multiple companies, or (v) other external measures of the selected performance criteria. Performance objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

Except as otherwise determined at the time of grant or when the performance objectives are established, the Compensation Committee will make appropriate adjustments in the method of calculating the attainment of applicable performance goals to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with “generally accepted accounting principles”, to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (i) determined to be extraordinary, unusual, infrequently occurring, or non- recurring in nature; (ii) related to changes in accounting principles under “generally accepted accounting principles” or tax laws; (iii) related to currency fluctuations; (iv) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (v) related to restructuring, divestitures, productivity initiatives or new business initiatives; (vi) related to discontinued operations that do not qualify as a segment of business under “generally accepted accounting principles”; (vii) attributable to the business operations of any entity acquired by the Company during the fiscal year; (viii) non-operating items; and (ix) acquisition or divestiture expenses.

Other Stock-Based and Cash-Based Performance Awards. The First Incentive Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to the Company’s shares of common stock or cash (including annual or will be set forth in award agreements.

Clawback. All awards granted under the First Incentive Plan will be subject to incentive compensation clawback and recoupment policies implemented by our board of directors (or a committee or subcommittee of the board) and in effect at the time of grant or as otherwise required by applicable law.

No Repricing of Awards. No awards may be repriced without stockholder approval. For purposes of the First Incentive Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments as described below under “Equity Restructuring”), (ii) any other action that is treated as a repricing under “generally accepted accounting principles,” and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying shares of common stock.

Equity Restructuring

In the event of any equity restructuring that causes the per share value of common stock to change, such as stock dividends, recapitalizations through extraordinary cash dividends, stock splits, and reverse stock splits occurring after the award grant date, the Compensation Committee will adjust the aggregate number of shares of common stock which may be granted pursuant to awards, the number of shares of common stock covered by outstanding awards under the First Incentive Plan, and the per-share price of shares of common stock underlying outstanding awards under the First Incentive Plan. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization or partial or complete liquidation of the Company, such equitable adjustments described above may be made as determined appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of the rights of participants.

Corporate Events

For purposes of the First Incentive Plan, a “corporate event” means: a “change in control” (as defined in the First Incentive Plan); or the reorganization, dissolution or liquidation of the Company. Except as otherwise provided in an applicable award or other participant agreement, pursuant to the First Incentive Plan, in connection with a corporate event, the Compensation Committee may, in its discretion, take any of the following actions:

●	require that outstanding awards be assumed or substituted in connection with such event,

●

accelerate the vesting of any outstanding awards not assumed or substituted in connection with such event, subject to the consummation of such event; provided that any awards that vest subject to the achievement of performance criteria will be deemed earned (i) based on actual performance through the date of the corporate event or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the corporate event, in each case, with respect to any unexpired performance periods or performance periods for which satisfaction of the performance criteria or other material terms for the applicable performance period have not been certified by the Compensation Committee prior to the date of the corporate event,

●

cancel any or all awards (whether vested or unvested) as of the consummation of such corporate event, together with the payment to the participants holding awards (whether vested or unvested) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any performance cash award or, with respect to other awards, an amount based upon the per-share consideration being paid for the stock in connection with such corporate event, less, in the case of options, stock appreciation rights, and other awards subject to exercise, the applicable exercise, base or purchase price; provided, however, that holders of options, stock appreciation rights, and other awards subject to exercise shall be entitled to consideration in respect of cancellation of such awards only if the per-share consideration less the applicable exercise, base or purchase price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise, base or purchase price, such awards shall be canceled for no consideration,

●

cancel any or all options, stock appreciation rights and other awards subject to exercise (whether vested or unvested) as of the consummation of such corporate event; provided that all options, stock appreciation rights and other awards to be so canceled shall first become exercisable for a period of at least 10 days prior to such corporate event (whether vested or unvested), with any exercise during such period of any unvested options, stock appreciation rights or other awards to be (a) contingent upon and subject to the occurrence of the corporate event, and (b) effectuated by such means as are approved by the compensation committee or

●	replace outstanding awards with a cash incentive program that preserves the economic value of the replaced awards and contains identical vesting and payment conditions.

Non-Transferability of Awards

Except as otherwise provided by the Compensation Committee, awards are generally non-transferable other than by will or the laws of descent and distribution and restricted stock is generally non-transferable.

Termination and Amendment

The Board or the Compensation Committee may amend or terminate the First Incentive Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the shares of common stock are principally listed. Unless sooner terminated, the First Incentive Plan will terminate on the day before the 10th anniversary of the date the stockholders of the Company approve the First Incentive Plan.

Material U.S. Federal Income Tax Consequences

The following is a brief discussion of the U.S. federal income tax consequences for awards granted under the First Incentive Plan. The First Incentive Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the First Incentive Plan are encouraged to consult with their own tax advisors.

Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise (or, in the case of a cash-settled stock appreciation right, the cash received), and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short- term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant’s employer.

Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.

If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.

Other Stock-Based Awards. The tax effects related to other stock-based awards under the First Incentive Plan are dependent upon the structure of the particular award.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements with respect to an employee participant.

Section 162(m). Until December 22, 2017, Section 162(m) of the Code generally denied a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person paid to its chief executive officer and the three other highest-paid executive officers (other than the chief financial officer) employed at the end of that company’s fiscal year, subject to certain exceptions (including an exception for performance-based compensation). However, on December 22, 2017, the U.S. federal government enacted the Tax Cuts and Jobs Act, which substantially modifies the Code and, among other things, eliminates the performance-based compensation exception under Section 162(m). See “—Tax Considerations Relating to Executive Compensation.” Nevertheless, the First Incentive Plan is designed so that stock options and stock appreciation rights qualify for this exception and it permits the Compensation Committee to grant other awards designed to qualify for this exemption, subject to the satisfaction of applicable regulatory requirements. The Compensation Committee is also authorized to grant awards that are not qualified under Section 162(m) of the Code.

First Incentive Plan Benefits

Because awards that may be granted in the future under the First Incentive Plan, in the case of stock-based awards to the extent shares are or become available for such purpose, are at the discretion of the Compensation Committee, it is not possible to determine the benefits or amounts that may be received by eligible participants under the First Incentive Plan, including the benefits or amounts that may be received subject to stockholder approval of the First Incentive Plan.

Second Incentive Plan

See “Proposal Number Two—Incentive Plan Proposal” below for a description of the Company’s Second Incentive Plan.

Employee Stock Purchase Plan

The purpose of the Inspired Entertainment Employee Stock Purchase Plan (the “Purchase Plan”) is to encourage and facilitate the ownership of shares of common stock of the Company by eligible employees of the Company and certain subsidiaries of the Company. The Purchase Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423 of the U.S. Internal Revenue Code; provided, that certain provisions applicable to non-U.S. taxpayers only may vary from the corresponding provisions applicable to U.S. taxpayers.

Our board of directors approved the Purchase Plan on June 16, 2017, and our stockholders approved the plan on July 14, 2017.

Certain material terms of the Purchase Plan are summarized below. This summary does not provide a complete description of all the provisions of the Purchase Plan and is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which is attached as an exhibit to certain of the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended September 30, 2017.

Administration

The Purchase Plan is administered by the Compensation Committee, which has the authority and power to adopt, construe and enforce rules and regulations not inconsistent with the provisions of the Purchase Plan. In administering the Purchase Plan, the Compensation Committee will ensure that all Eligible Employees (as defined below) have the same rights and privileges, to the extent required under Section 423(b)(5) of the Code. The Compensation Committee shall have the authority to impose restrictions, including lock-ups and other transfer restrictions, on shares sold under the Purchase Plan. The Compensation Committee may delegate to officers or employees of the Company or any Participating Employers (as defined below) the authority to perform such functions as the Compensation Committee may determine, to the extent permitted under applicable law.

Eligibility

Separate offerings under the Purchase Plan of Company common stock may be conducted during different offering periods, as specified from time to time by the Compensation Committee or its designees. During each offering, each Eligible Employee (as defined below) shall be eligible to participate in the Purchase Plan; provided that, subject to the requirements of U.S. Treasury Regulation § 1.423-2(f), the Compensation Committee may designate separate offerings for some employees, the terms of which differ from the terms of offerings made to other employees, including without limitation to achieve compliance with the legal, tax and other requirements of different jurisdictions in which employees may be located.

“Eligible Employee” means each individual who (a) is an employee of the Company or one of the Company’s subsidiaries that is designated by the Company to be a “Participating Employer” in the initial Purchase Plan or by action of the Board at a later time; and (b) is employed on the date that an offering period commences, provided that such employee customarily works (i) more than 20 hours per week and (ii) at least five months during a calendar year. Notwithstanding the foregoing, the term “Eligible Employee” shall not include any individual who, for purposes of Section 423(b)(3) of the Code, is deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. In the initial Purchase Plan, the following Company subsidiaries (and their Italian branches) have been designated as “Participating Employees”: Inspired Gaming (USA) Inc., Inspired Gaming Group Limited, Inspired Gaming (Holdings) Limited, Inspired Gaming (UK) Limited, Inspired Gaming (Italy) Limited, Inspired Gaming (International) Limited and Inspired Gaming (Gibraltar) Limited. As of the date hereof, there are approximately 800 Eligible Employees, with more than 90% of such Eligible Employees located outside the United States.

The purchase of shares under the Purchase Plan shall be funded through payroll deductions on an after-tax basis accumulated during the applicable offering period; provided, however, that with respect to the first offering period after the Purchase Plan was approved by stockholders, an Eligible Employee was permitted to fund the purchase of shares for that offering period by tendering to the Company by check the full purchase price for the shares to be purchased during such offering period.

If a Purchase Plan participant ceases to be employed by the Company or a Participating Employer during an offering period for any reason (including, without limitation, the participant’s death or retirement), participation in the Purchase Plan shall cease and any amounts then credited to a participant’s stock purchase account will be returned to the participant (without interest).

No Eligible Employee may purchase more than $25,000 of shares during any calendar year, based on the market value of such shares as determined at the start of the applicable offering periods; provided, however, that the Compensation Committee may, on a uniform and nondiscriminatory basis, limit the number of shares which may be purchased by all participants or by each individual participant with respect to any offering period.

Share Prices under the Purchase Plan

Under the plan, participants will be able to purchase shares under the terms set by the Compensation Committee or its designees on a periodic basis; provided, that the purchase price for U.S. participants shall not be less than 85% of the market value of the Company’s common stock on the first and last dates of the applicable offering period, whichever is lower. The purchase price for non-U.S. participants shall not be less than 80% of the market value of the Company’s common stock on the first and last dates of the applicable offering period, whichever is lower. The foregoing difference in prices is based on the difference between the maximum share price discount available under an “employee stock purchase plan” within the meaning of Section 423 of the Code, which is 15%, and the 20% share price discount more prevalent in the U.K. market, which is currently the principal non-U.S. market in which the Company and its subsidiaries have employees.

Limitation on Number of Shares Eligible for Purchase under the Purchase Plan

The aggregate number of shares that may be purchased under the Purchase Plan shall not exceed 500,000. Shares delivered to a participant upon purchase may, at the Company’s discretion, either be newly issued directly from the Company from its authorized but unissued shares or acquired by open market purchase on behalf of the participant. The Company expects to offer only portions of the 500,000 shares from offering period to offering period, and expects to vary the share price discounts (never exceeding maximum discounts set forth above), with the aim of appropriately encouraging share purchases without offering unnecessary discounts. The expected number of participants in the Purchase Plan, and the number of shares they will purchase under the Purchase Plan, are not currently determinable. An aggregate of 24,600 shares have been issued under the Purchase Plan.

If in the future the Purchase Plan runs low on shares and the Company determines that it would be appropriate to re-load the Purchase Plan with additional shares, it would seek stockholder approval of any such re-loading.

Amendment, Termination

The Board may amend, alter, suspend, discontinue or terminate the Purchase Plan without the consent of stockholders or participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if (i) such stockholder approval is required by any law or regulation or the rules of any stock exchange or quotation system on which the shares may then be listed or quoted, (ii) such action will alter the basic structure of the Purchase Plan and result in a material benefit to current or future participants (other than alterations which benefit the administration of the Purchase Plan, are required to conform to changes in legislation or are necessary to obtain or maintain favorable tax, accounting or regulatory treatment for participants, the Company or any participating employer), or (iii) the Board, in its discretion, otherwise determines to submit changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected participant, no such action may materially impair the rights of such participant with respect to any shares previously purchased by the participant.

Upon termination of the Purchase Plan, any amounts then credited to a participant’s stock purchase account will be returned to the participant (without interest).

Registration under the Securities Act

The Company filed a registration statement on Form S-8 with the U.S. Securities and Exchange Commission (the “SEC”) on July 14, 2017 to permit shares sold under the Purchase Plan to be freely tradable, subject to transfer restrictions applicable to participants who are “affiliates” of the Company within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

Tax Consequences

Nothing in this proxy statement or in the Purchase Plan should be construed as tax advice to any prospective purchaser of shares. Each prospective purchaser of shares, including each Eligible Employee who may consider participating in the Purchase Plan and purchasing shares under the Purchase Plan, should seek, and must depend upon, the advice of his or her own independent tax advisor.

Material U.S. Federal Income Tax Consequences

Subject to the foregoing, it is the Company’s intention that participation in the Purchase Plan would qualify for the favorable federal tax treatment accorded an “employee stock purchase plan” under Section 423 of the Code. Under these provisions, a participant would be taxed on amounts contributed to the plan for the purchase of shares as if such amounts were actually received as regular compensation. Other than this, no income would be taxable to a participant until disposition of the shares acquired, and the method of taxation would depend upon the holding period of the purchased shares. If the shares were disposed of more than two years after the beginning of the offering period during which the shares were purchased and more than one year after the stock was transferred to the participant, the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock at the beginning of the offering period during which the shares were purchased over the purchase price, will be treated as ordinary income. Any further gain or any loss would be taxed as a long-term capital gain or loss. Currently, such capital gains are generally subject to lower tax rates than ordinary income.

If the shares were disposed of before the expiration of either of the holding periods described above, the excess of the fair market value of the shares at the end of the offering period during which the shares were purchased over the purchase price would be treated as ordinary income at the time of such disposition. Even if the shares were disposed of for less than their fair market value at the end of such offering period, this amount would be attributed to the participant as ordinary income, and a capital loss would be recognized equal to the difference between the disposition price and the fair market value of the shares at the end of such offering period. Any capital gain or loss recognized by a participant upon such disposition of stock would be long-term or short-term, depending on how long the stock had been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is generally entitled to a deduction to the extent such amounts are taxed as ordinary income to a participant upon disposition of the shares.

Non-U.S. Tax Consequences

Subject to the foregoing, it has not been the Company’s intention to constitute the Purchase Plan under any legal or tax regimes other than Section 423 of the Code. Therefore, each Eligible Employee who is outside the United States or is otherwise not a U.S. taxpayer, and who may consider participating in the Purchase Plan and purchasing shares under the Purchase Plan, should seek, and must depend upon, the advice of his or her own independent legal and tax advisor or advisors in all non-U.S. jurisdictions relevant to such employee.

Aggregate Plan Benefits Not Determinable

A total of 24,600 shares have been issued under the Purchase Plan. Entire benefits to be received by Purchase Plan participants are not determinable, because the amounts of future purchases by participants are based on elective participant contributions.

Securities Authorized for Issuance under Equity Compensation Plans

As of September 30, 2017, we had the following equity compensation plans, under which the indicated number of securities were issuable upon the exercise of outstanding awards, and the indicated number of securities remained available for future issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2):	2,768,776	(1)	485,442

Equity compensation plans not approved by security holders (3):	76,746	(1)	127,254

(1)	Outstanding awards consist of shares of restricted stock or restricted stock units, which have no exercise price.

(2)	Equity compensation plans approved by security holders consist of the First Incentive Plan and the Purchase Plan which have 10,042 and 475,400 shares available for awards, respectively.

(3)	Equity compensation plans not approved by security holders consist of the Second Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known as of February 20, 2018, regarding the beneficial ownership of our common stock by:

●	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our common stock; and

●	each of our directors and named executive officers (named in our summary compensation table), as well as a group total for all of our current directors and executive officers (including those not named in our summary compensation table).

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the date as of which information is provided.

The beneficial ownership of our common stock is based on 21,478,775 shares of common stock outstanding as of February 20, 2018.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. In addition, unless otherwise indicated, the address for each person named below is c/o Inspired Entertainment, Inc., 250 West 57th Street, Suite 2223, New York, NY 10107.

Name of Beneficial Owner	Number of Shares of Common Stock (1)		Percent of Class
Landgame S.à.r.l	6,118,837	(2)	28.49%
MIHI LLC	4,023,750	(3)	17.90%
HG Vora Special Opportunities Master Fund, Ltd.	4,150,000	(4)	18.97%
683 Capital Management, LLC	1,332,898	(5)	5.92%
Harwood Capital LLP	1,187,532	(6)	5.53%
A. Lorne Weil	4,360,923	(7)	17.19%
Luke L. Alvarez	1,076,992	(8)	5.01%
Nicholas Hagen	7,378	(9)	*
M. Alexander Hoye	4,904	(10)	*
Ira H. Raphaelson	8,953	(11)	*
John M. Vandemore	9,115	(12)	*
Roger D. Withers	8,215	(13)	*
Daniel B. Silvers	—		—
David G. Wilson	21,336		*
All current directors and executive officers as a group (11 persons)	5,526,728	(14)	21.76%

*	Less than 1 percent

(1)	Derivative securities such as warrants and RSUs that are exercisable or convertible into shares of common stock within 60 days of the date as of which information is provided in this table are deemed to be beneficially owned and outstanding for purposes of computing the ownership of the person holding such securities but are not deemed to be outstanding for purposes of computing the ownership of any other person. The shares that were issued pursuant to grants of restricted stock under the First Incentive Plan are included in the outstanding shares of common stock (such shares carry voting rights but remain subject to vesting requirements including based on satisfaction of stock price performance targets).

(2)	Based on a Schedule 13D/A filed on January 24, 2018. Vitruvian I Luxembourg S.à.r.l, VIP I Nominees Limited and Vitruvian Partners LLP may be deemed to beneficially own or otherwise exercise dispositive powers with respect to the shares held directly by Landgame S.à.r.l. The business address of Vitruvian Partners LLP is 105 Wigmore Street, London, W1U 1QY, UK.

(3)	Based on a Schedule 13G/A filed on January 3, 2017. Includes 1,000,000 shares underlying 2,000,000 warrants. Macquarie Group Limited is the ultimate indirect parent of MIHI LLC and may be deemed to beneficially own or otherwise exercise dispositive powers with respect to the shares held by MIHI LLC. The principal business address of MIHI LLC is 125 West 55th Street, New York, NY 10019.

(4)	Based on a Form 4 filed on February 12, 2018 and a Schedule 13G/A filed on February 14, 2018. Includes 400,000 shares underlying 800,000 warrants. The business address for HG Vora Capital Management, LLC, the investment manager for the Fund, is 330 Madison Avenue, 23rd Floor, New York, NY 10017.

(5)	Based on a Schedule 13G/A filed on February 14, 2018. Includes 1,034,689 shares underlying 2,069,378 warrants. Ari Zweiman, the Managing Member of 683 Capital Management, LLC, may be deemed to beneficially own or otherwise exercise dispositive powers with respect to the shares directly held by 683 Capital Management, LLC. The business address for 683 Capital Management, LLC is 3 Columbus Circle, Suite 2205, New York, NY 10019

(6)	Based on a Schedule 13G/A filed on January 17, 2017. Pursuant to an investment management agreement, Harwood Capital LLP maintains investment and voting power with respect to the securities held by certain investment funds and managed accounts it manages and/or owns and, accordingly, may be deemed to beneficially own such shares. The business address of Harwood is 6 Stratton Street, Mayfair, London, WIJ 8LD, UK

(7)	Based on a Schedule 13D/A filed on January 23, 2018 and a Form 4 filed on December 26, 2017. Includes 2,050,000 shares underlying 4,100,000 warrants held by Mr. Weil. Also includes 476,308 shares and 1,834,615 shares underlying 3,669,230 warrants held by Hydra Industries Sponsor LLC (the “Hydra Sponsor”) as to which Mr. Weil has sole voting and dispositive power and may be deemed to beneficially own such shares. Mr. Weil is the managing director of the Hydra Sponsor, whose membership interests are owned by Mr. Weil and Mr. Weil’s children or trusts for their benefit.

(8)	Based on a Schedule 13D filed on January 23, 2018. Includes 926,272 shares of restricted stock as to which one-third of the restrictions lapsed on December 23, 2017.

(9)	Reflects vested RSUs and RSUs vesting within 60 days.

(10)	Reflects vested RSUs and RSUs vesting within 60 days.

(11)	Reflects 100 shares, vested RSUs and RSUs vesting within 60 days.

(12)	Reflects 1,000 shares, vested RSUs and RSUs vesting within 60 days.

(13)	Reflects 100 shares, vested RSUs and RSUs vesting within 60 days.

(14)	Includes 617,515 shares of restricted stock granted to Mr. Alvarez, an aggregate of 37,365 RSUs held by directors (consisting of 30,615 vested RSUs and 6,750 RSUs scheduled to vest on April 1, 2018) and an aggregate of 3,884,615 shares underlying warrants that Mr. Weil may be deemed to beneficially own (see footnote 7 above).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Sponsors

Registration Rights

Our initial stockholders have registration rights which require us to register a sale of any of our securities held by them (including the shares of common stock underlying such securities). Pursuant to a registration rights agreement signed on October 24, 2014, such holders are entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. A registration statement for the resale of such securities was filed on Form S-1 and declared effective on July 17, 2017 and has since been amended on a post-effective basis; we retain obligations under the registration rights agreement to maintain the effectiveness of such registration statement. We will bear the costs and expenses of filing any such registration statements.

Loans from Sponsors and Issuance of Certain Private Warrants

We received several loans between March 2016 and December 2016 in the aggregate amount of $1,004,230 from the Sponsors of the Company’s IPO to finance costs in connection with the Business Combination. The loans were non-interest bearing and were repaid upon completion of the Business Combination, principally in the form of warrants at $0.50 per warrant, with the Hydra Industries Sponsor LLC (the “Hydra Sponsor”) receiving 1,079,230 warrants in exchange for forgiveness of the total loan amount due to it of $539,615, and MIHI LLC (the “Macquarie Sponsor”, and together with the Hydra Sponsor, the “Sponsors”) receiving 500,000 warrants in exchange for forgiveness of the total loan amount due to it of $250,000. The remainder, due to the Macquarie Sponsor in the amount of $214,615, was repaid in cash. The warrants are exercisable for one-half of one share of the Company’s common stock at an exercise price of $5.75 per half share ($11.50 per whole share).

Macquarie Letter Agreement

We entered into a letter agreement with Macquarie Capital (USA) Inc. (“Macquarie Capital”), pursuant to which we agreed, for a three-year period that ended October 24, 2017, that we would engage Macquarie Capital, or an affiliate of Macquarie Capital (USA) Inc. designated by it, to act, on any and all transactions with a notional value greater than $30 million, as:

●

a book running managing underwriter, a book running managing placement agent, or a book running managing initial purchaser, as the case may be, in connection with any offering or placement of securities (including but not limited to, debt, equity, preferred and other hybrid equity securities or equity linked securities) by us or any of our subsidiaries, in each case with Macquarie Capital receiving total compensation in respect of any such transaction that is equal to or better than 40% of the total compensation received by all underwriters, placement agents, and initial purchasers, as the case may be, in connection with such transaction and not less than the compensation received by any individual underwriter, placement agent or initial purchaser, as the case may be; and

●	a financial advisor in connection with any restructuring (through a recapitalization, extraordinary dividend, stock repurchase, spin-off, joint venture or otherwise) by us or any of our subsidiaries, acquisition or disposition of a business, asset or voting securities by us or debt or equity financing or any refinancing of any portion of any financing by us or any of our subsidiaries, in each case with Macquarie Capital receiving total compensation in respect of any such transaction that is equal to or greater than 40% of the total compensation received by all financial advisors in connection with such transaction (50% in the case of the initial business combination), and not less than the compensation received by any individual financial advisor.

Macquarie Capital had the right to decline any such engagement in its sole and absolute discretion, in which event Macquarie Capital would not have been entitled to any fees from such engagement. Any engagement pursuant to the letter agreement was subject to Macquarie Capital’s customary terms (including, as applicable, representations, warranties, covenants, conditions, indemnities and fees based upon the prevailing market for similar services for global, full-service investment banks), and such terms, including the amount of proposed fees of Macquarie for such engagement (but not the obligation to retain Macquarie Capital), and was subject to the review of our Audit Committee’s policies and procedures relating to transactions that may present conflicts of interest. The letter agreement provided that Macquarie Capital would not be retained to render a fairness opinion on our initial business combination.

In accordance with the letter agreement described above, Macquarie Capital was engaged by letter agreement dated June 21, 2016 to act as non-exclusive financial advisor in connection with our Business Combination, for which it received a transaction fee of $3,150,000 upon the consummation of the Business Combination.

Stockholders Agreement

On December 23, 2016, the Company, the Sponsors of the Company’s IPO, and certain stockholders entered into a Stockholders Agreement (“the “Stockholders Agreement”). The Stockholders Agreement provides, among other things, that following the consummation of the Business Combination the Company’s board of directors shall initially be composed of seven directors, of whom (i) three shall be designated by Landgame S.à.r.l, reduced to two at such time as Landgame and its affiliates hold less than 30% but at least 15% of the outstanding shares, and to one at such time as Landgame and its affiliates hold less than 15% but at least 5% of the outstanding shares; (ii) one shall be the Company’s Chief Executive Officer; (iii) one shall be designated by the Hydra Sponsor, until such time as the Hydra Sponsor holds less than 5% of the outstanding shares; and (iv) two shall be designated jointly by the Macquarie Sponsor and the Hydra Sponsor, until such time as the Macquarie Sponsor and the Hydra Sponsor in the aggregate hold less than 5% of the outstanding shares. In the event of any increase in the size of the board, vacancies so created shall be filled in proportion to the specified designation rights (with any number of directors ending in a fraction of 1/2 or greater being rounded up to the next whole number). The presence of a majority of the directors including at least one designated by Landgame and one designated jointly by the Macquarie Sponsor and the Hydra Sponsor shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the board. Currently, the Landgame designees are Messrs. Vandemore and Hoye; the director serving by virtue of his position as Chief Executive Officer is Mr. Alvarez; the Hydra Sponsor designee is Mr. Weil; and the joint Macquarie Sponsor and Hydra Sponsor designees are Messrs. Raphaelson and Withers. Under the Stockholders Agreement, the Company is obligated, subject to certain requirements, to nominate, and use all reasonable efforts to cause to be elected as directors, the individuals designated as described above.

Other Transactions

Our principal executive offices in New York occupy space leased by Hydra Management, LLC (“HM”), an affiliate of our Executive Chairman, A. Lorne Weil. By letter dated May 23, 2017, the Company confirmed its agreement to assume, as of December 23, 2016, the ongoing monthly costs of maintaining those offices, including the monthly lease, utilities, employee payroll administration and health insurance costs, and general office expenses (“Administrative Expenses”), either by paying such amounts directly or by reimbursing HM for amounts paid by it. Such Administrative Expenses, all of which represented out-of-pocket payments to third parties, totaled approximately $18,000 per month, plus certain variable amounts, during the remainder of fiscal 2017. Approximately $7,000 of the Administrative Expenses, which related to payroll administration and health insurance costs, have since been assumed directly by us as we completed the process of transitioning employees to our health insurance plans. In October 2017, we purchased the inventory of the New York offices from HM for approximately $46,000 and we anticipate leasing the office space directly in the near term.

Nicholas Weil, the son of A. Lorne Weil, our Executive Chairman, serves as Head of Business Development, U.S. Lotteries, for our subsidiary Inspired Gaming (USA) Inc. Nicholas Weil receives an annual salary of $125,000, and is eligible to earn certain sales commissions in accordance with sales plans in effect from time to time.

Inspired was party to a consulting agreement dated November 2015 with Loxley Strategic Consulting Limited, a firm owned by Jim O’Halleran, a former director of Inspired prior to the Business Combination, which provided services to Inspired Gaming (UK) Limited in the areas of government relations, compliance, management and strategy (see “Director Compensation” above).

In connection with the closing of the Business Combination, the election of new directors and appointment or contemplated appointment of new officers, on December 23, 2016, the Company entered into standard indemnification agreements with each of the new directors and officers pursuant to which the directors and officers are indemnified by the Company to the fullest extent permitted under Delaware law.

Policies and Procedures for Related Person Transactions

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the company and our stockholders. A summary of such policies and procedures is as follows:

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At each of its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

Independence of Directors

The Company’s board of directors has determined that Messrs. Hagen, Hoye, Raphaelson, Vandemore and Withers are independent within the meaning of Nasdaq Rule 5605(a)(2) and, to the extent applicable, that they qualify as independent directors according to the rules and regulations of the SEC with respect to Audit Committee membership.

PROPOSALS TO BE VOTED ON:

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

Director Nominees

The Board proposes the election of the following six individuals to serve on the Company’s Board of Directors until the 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified: A. Lorne Weil, Luke L. Alvarez, M. Alexander Hoye, Ira H. Raphaelson, John M. Vandemore and Roger D. Withers. Each of these individuals currently serves on the Company’s seven-member Board of Directors. We have been advised by each of Messrs. Weil, Alvarez, Hoye, Raphaelson, Vandemore and Withers that he is willing to be named as a director nominee and to serve as a director if elected.

The seventh individual currently serving on our Board of Directors, Nicholas Hagen, has written to the Board to inform it that he has decided not to be a candidate for an additional term as a director, due to personal professional reasons and not due to any disagreements with the Board, management or the Company. The Board is grateful for Mr. Hagen’s service and contributions in the Company’s inaugural year as a public company. We wish him the very best and continued success. It is the Board’s intention that, in the event stockholders elect the six director nominees that the Board is recommending herein be elected, the Nominating, Governance and Compliance Committee shall thereafter proceed to review candidates for filling the seventh seat on the Board and make recommendations to the Board, after which the Board will consider filling the vacant seat prior to the next election of directors or nominating a candidate for election to the seat at the next stockholder election of directors. The committee identifies candidates for future Board openings on an ongoing basis in the ordinary course of its business, and is aware of individuals that it believes could make outstanding Board members. See the section of this document entitled “Directors, Executive Officers and Corporate Governance – Board of Directors – Consideration of Director Candidates.”

Set forth above under the heading “Directors, Executive Officers and Corporate Governance – Directors and Executive Officers” are brief statements as to each nominee’s background and a statement as to why the Board considers such nominee to be qualified and recommends such nominee for election.

Stockholders Agreement

On December 23, 2016, the Company, the Sponsors of the Company’s IPO, and certain stockholders entered into a Stockholders Agreement. The Stockholders Agreement provides, among other things, that following the consummation of the Business Combination, the Company’s board of directors shall initially be composed of seven directors, of whom (i) three shall be designated by Landgame S.à.r.l, reduced to two at such time as Landgame and its affiliates hold less than 30% but at least 15% of the outstanding shares, and to one at such time as Landgame and its affiliates hold less than 15% but at least 5% of the outstanding shares; (ii) one shall be the Company’s Chief Executive Officer; (iii) one shall be designated by the Hydra Sponsor, until such time as the Hydra Sponsor holds less than 5% of the outstanding shares; and (iv) two shall be designated jointly by the Macquarie Sponsor and the Hydra Sponsor, until such time as the Macquarie Sponsor and the Hydra Sponsor in the aggregate hold less than 5% of the outstanding shares. In the event of any increase in the size of the board, vacancies so created shall be filled in proportion to the specified designation rights (with any number of directors ending in a fraction of 1/2 or greater being rounded up to the next whole number). The presence of a majority of the directors including at least one designated by Landgame and one designated jointly by the Macquarie Sponsor and the Hydra Sponsor shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the board. Currently, the Landgame designees are Messrs. Vandemore and Hoye; the director serving by virtue of his position as Chief Executive Officer is Mr. Alvarez; the Hydra Sponsor designee is Mr. Weil; and the joint Macquarie Sponsor and Hydra Sponsor designees are Messrs. Raphaelson and Withers. Under the Stockholders Agreement, the Company is obligated, subject to certain requirements, to nominate, and use all reasonable efforts to cause to be elected as directors, the individuals designated as described above.

Vote Required for Approval

Assuming there is a quorum, the six persons receiving the highest number of “for” votes cast will be elected. In tabulating the voting results for the election of directors, broker non-votes and “withhold” responses will not be counted as votes cast, and therefore will have no effect on the election results.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE SIX DIRECTOR NOMINEES TO SERVE ON THE COMPANY’S BOARD UNTIL THE 2019 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

PROPOSAL NUMBER TWO—INCENTIVE PLAN PROPOSAL

Overview of Proposal

The Board recommends that stockholders approve the Inspired Entertainment Inc. Second Long-Term Incentive Plan, as amended (the “Second Incentive Plan”) which was originally adopted by the Company on December 22, 2016, prior to the closing of the Business Combination, and amended by the Company on December 13, 2017, as further described below.

Background

On December 22, 2016, the Compensation Committee and the Board of Directors of the Company approved the Second Incentive Plan principally to provide a mechanism through which certain management bonuses due in cash upon consummation of the Business Combination could be paid partially in stock to be delivered in shares of common stock on the third anniversary of the Business Combination (or earlier upon certain specified events), without interim, partial settlement, in order to preserve liquidity in the Company. The initial authorization covered 200,000 shares of stock for grants under the Second Incentive Plan with respect to which approximately 60,200 shares are subject to outstanding grants. Additional awards were not approved until December 2017.

In December 2017, in connection with substantial cash payment obligations that had arisen from the vesting of certain awards under the First Incentive Plan (see “Executive Compensation – Application of Executive Compensation Elements – Long-Term Equity Awards” above), the Compensation Committee met to consider various mechanisms for addressing such obligations. The Committee ultimately approved and recommended to the Board that it approve an approach intended to address the cash payment matter while also more closely aligning certain management incentives with the Company’s goal of achieving a transformational acquisition in the foreseeable future. Specifically, on December 13, 2017, the Committee approved the cancellation of restricted stock awards previously granted to the Executive Chairman and Chief Strategy Officer under the First Incentive Plan, which covered an aggregate of 1,076,272 shares and accounted for more than 50 percent of the Company’s total cash requirement. Then, the Committee granted those two executives new awards of restricted stock units, with new vesting terms under the Second Incentive Plan that excluded interim, partial vesting and delayed settlement until the respective participant’s employment terminates. The new awards covered an aggregate of 1,076,272 shares which required an amendment to the Second Incentive Plan to increase the number of shares available for grants thereunder. The Second Incentive Plan was amended to increase the authorized number of shares from 200,000 to 1,300,000 such that approximately 1,136,000 are subject to outstanding awards and approximately 163,500 remain available for future grants under the Second Incentive Plan. For a further discussion of the foregoing events and the reasons why the Committee believes this approach was in the best interests of the Company and its stockholders, see “Executive Compensation – Application of Executive Compensation Elements – Long-Term Equity Awards.”

Alignment of the Second Incentive Plan with the Interests of the Company and Stockholders

Our Board believes that using long-term incentive compensation, including equity compensation, to retain and motivate our key employees is critical to the achievement of our long-term goals. It considered the following factors, among other things, when adopting the Second Incentive Plan:

●	the need for shares to be available for issuance in support of the Company’s long-term employee incentive goals;

●	the desire for flexibility in determining the types and terms of incentive awards to be granted;

●	the expectation that the Second Incentive Plan would serve a critical role in retaining and motivating high-caliber employees, officers, directors and others deemed essential to the Company’s success, and motivating these individuals to enhance our growth and profitability; and

●	the Company’s need, prior to the closing of the Business Combination, to provide a mechanism through which certain management bonuses due in cash to certain members of management of Inspired Gaming Group upon consummation of the Business Combination could be paid partially in stock, without interim, partial vesting, in order to preserve liquidity in the Company.

Key Features of the Second Incentive Plan

The Second Incentive Plan and our related governance practices and policies include many features that are designed to protect stockholder interests. A summary of these features follows. This summary does not provide a complete description of all the provisions of the Second Incentive Plan and is qualified in its entirety by reference to the full text of the Second Incentive Plan, a copy of which is attached as Exhibit A to this proxy statement.

●	Fixed Reserve of Shares. The number of shares of common stock available for grant under the Second Incentive Plan is fixed and will not automatically increase because of an “evergreen” feature— meaning, stockholder approval is required to increase the share reserve under the Second Incentive Plan, allowing our stockholders to have direct input on our equity compensation program.

●	No Repricing. The Second Incentive Plan prohibits the repricing of awards without stockholder approval.

●	No Discounted Stock Options or Stock Appreciation Rights. Except with respect to substitute awards granted in connection with a corporate transaction, all stock options and stock appreciation rights must have an exercise price or base price equal to or greater than the fair market value of the underlying shares of common stock on the date of grant.

●	Limitation on Term of Stock Options and Stock Appreciation Rights. The maximum term of a stock option or stock appreciation right under the Second Incentive Plan is 10 years (or five years in the case of incentive stock options granted to a 10% stockholder of the Company).

●	No Dividends or Dividend Equivalents on Unearned Awards. Generally, any cash dividends and share dividends paid on shares of restricted stock will be withheld by the Company and will be subject to vesting and forfeiture to the same degree as the shares of restricted stock to which such dividends relate. The Second Incentive Plan also prohibits the current payment of dividends or dividend equivalent rights on unvested or unearned performance awards.

●	Clawback. Awards granted under the Second Incentive Plan will be subject to the Company’s clawback and/or recoupment policies in effect at the time of grant or as otherwise required by applicable law.

●	No Automatic Grants. The Second Incentive Plan does not provide for automatic grants to any participant.

●	Compensation Committee. The Second Incentive Plan is administered by the Compensation Committee, comprised entirely of independent directors.

●	No Tax Gross-Ups. The Second Incentive Plan does not provide for any tax gross-ups.

●	No “Liberal Share Recycling.” Liberal Share Recycling is prohibited — meaning that the Second Incentive Plan does not recycle shares that were not issued or delivered upon the net settlement or net exercise of a stock option or stock appreciation right, shares delivered to or withheld by us to pay the purchase price or withholding taxes relating to an outstanding award, or shares repurchased by us on the open market with the proceeds of a stock option exercise.

Purpose

The Second Incentive Plan is designed to assist us in attracting, retaining, motivating and rewarding certain employees, officers, directors and other service providers of the Company and its affiliates, and to promote the creation of long-term value for our stockholders by closely aligning the interests of such individuals with those of our stockholders. In addition, it has enabled the Company to address the further needs discussed above in “—Background.”

Administration

The Second Incentive Plan is administered by the Compensation Committee, which has the authority to designate participants, grant awards, determine the types of awards and the number of shares of common stock to be covered by awards, determine the terms and conditions of any awards, construe and interpret the Second Incentive Plan and related award agreements, accelerate the vesting of any outstanding awards and make other decisions and determinations for the administration of the Second Incentive Plan. To the extent permitted by applicable law, the Compensation Committee is generally permitted to delegate its authority under the Second Incentive Plan to our board of directors, a member of our board of directors or an executive officer of the Company. However, the Compensation Committee may not delegate its authority to a member of our board of directors or an executive officer of the Company with regard to the participation of, or the timing, pricing or amount of an award to, an officer, director or other person subject to Section 16 of the Exchange Act.

Shares Available for Issuance under the Second Incentive Plan and Limits on Awards

Under the Second Incentive Plan, as amended, we are authorized to issue 1,300,000 shares pursuant to awards. Currently, 163,542 shares remain available for grants under the Second Incentive Plan.

If any award granted under the Second Incentive Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the Second Incentive Plan. Shares subject to an award will not be again available for issuance under the Second Incentive Plan if such shares are: delivered to or withheld by the Company to pay withholding taxes, subject to an option or stock appreciation right and were not issued upon the net settlement or exercise of such option or stock appreciation right, delivered to the Company to pay the purchase price related to an outstanding option or stock appreciation right, or repurchased by the Company on the open market with the proceeds of an option exercise.

Awards and the shares of common stock authorized under the Second Incentive Plan, as well as any individual share limits, are subject to adjustment as described below under “Equity Restructuring.”

Eligibility

Participants in the Second Incentive Plan will consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company or its affiliates (and individuals expected to become such service providers of the Company or its affiliates), as selected by the Compensation Committee in its sole discretion. As of the date hereof, there are approximately 800 employees, including officers, and non-employee directors who would be eligible to participate in the Second Incentive Plan, if selected by the Compensation Committee.

Grants of Awards

Pursuant to the Second Incentive Plan, the Compensation Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards (including cash-based performance awards), and other cash-based or stock-based awards.

Stock Options. The Second Incentive Plan allows the grant of both incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options.

A stock option granted under the Second Incentive Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant and, except with respect to substitute awards granted in connection with a corporate transaction, will not be less than the fair market value of a share of common stock on the date of grant.

Stock options will vest in accordance with the terms of the applicable award agreement. The maximum term of a stock option granted under the Second Incentive Plan is 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of a stock option may be made in a manner approved by the Compensation Committee, which may include any of the following payment methods: cash, shares of common stock, pursuant to a broker- assisted cashless exercise in accordance with procedures approved by the Compensation Committee, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Compensation Committee.

No incentive stock options may be granted under the Second Incentive Plan following the 10th anniversary of the earlier of (i) the date the Second Incentive Plan was adopted by the Board and (ii) the date the stockholders of the Company approve the Second Incentive Plan.

Stock Appreciation Rights. A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the shares of common stock over a specified period. Stock appreciation rights may be settled in shares of common stock, cash or other property, as specified in the award agreement. The base price applicable to a stock appreciation right will be set by the Compensation Committee at the time of grant and, except with respect to substitute awards granted in connection with a corporate transaction, will not be less than the fair market value of a share of common stock on the date of grant. The maximum term of a stock appreciation right granted under the Second Incentive Plan is 10 years from the date of grant.

Restricted Stock. An award of restricted stock is a grant of shares of common stock which are subject to a substantial risk of forfeiture during a restricted period established in the applicable award agreement. Holders of restricted stock will generally have the rights and privileges of a stockholder with respect to their restricted stock. Unless otherwise set forth in an award agreement, dividends with respect to the restricted stock will be withheld by the Company on behalf of the participant and will be subject to vesting and forfeiture to the same degree as the shares of restricted stock to which such dividends relate.

Restricted Stock Units. A restricted stock unit is a notional unit representing the right to receive one share of common stock (or, to the extent specified in the award agreement, the cash value of one share) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award established by the Compensation Committee in the applicable award agreement, the award will be settled in shares of common stock, cash or property, as set forth in the applicable award agreement. Unless otherwise set forth in an award agreement, a participant will not be entitled to any dividends or dividend equivalents with respect to the restricted stock units prior to settlement.

Performance Awards. A performance award (which may be classified as a performance share, performance unit or cash award) represents the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. The Compensation Committee will be responsible for setting the applicable performance goals. Performance goals will be based on specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments: (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, book value per share, tangible book value or growth in book value per share; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) economic value created; (xii) cumulative earnings per share growth; (xiii) operating margin, profit margin, or gross margin; (xiv) stock price or total stockholder return; (xv) cost or expense targets, reductions and savings, productivity and efficiencies; (xvi) sales or sales growth; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures or joint ventures; and (xviii) other measures of performance selected by the Compensation Committee. The business criteria may be combined with cost of capital, assets, invested capital and stockholders’ equity to form an appropriate measure of performance and will have any reasonable definitions that the Compensation Committee may specify.

Performance goals may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual participant and may be expressed in absolute terms, or relative or comparative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering multiple companies, or (v) other external measures of the selected performance criteria. Performance objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

Except as otherwise determined at the time of grant or when the performance objectives are established, the Compensation Committee will make appropriate adjustments in the method of calculating the attainment of applicable performance goals to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with “generally accepted accounting principles”, to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (i) determined to be extraordinary, unusual, infrequently occurring, or non- recurring in nature; (ii) related to changes in accounting principles under “generally accepted accounting principles” or tax laws; (iii) related to currency fluctuations; (iv) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (v) related to restructuring, divestitures, productivity initiatives or new business initiatives; (vi) related to discontinued operations that do not qualify as a segment of business under “generally accepted accounting principles”; (vii) attributable to the business operations of any entity acquired by the Company during the fiscal year; (viii) non-operating items; and (ix) acquisition or divestiture expenses.

Other Stock-Based and Cash-Based Performance Awards. The Second Incentive Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to the Company’s shares of common stock or cash (including annual or will be set forth in award agreements.

Clawback. All awards granted under the Second Incentive Plan will be subject to incentive compensation clawback and recoupment policies implemented by our board of directors (or a committee or subcommittee of the board) and in effect at the time of grant or as otherwise required by applicable law.

No Repricing of Awards. No awards may be repriced without stockholder approval. For purposes of the Second Incentive Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments as described below under “Equity Restructuring”), (ii) any other action that is treated as a repricing under “generally accepted accounting principles,” and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying shares of common stock.

Equity Restructuring

In the event of any equity restructuring that causes the per share value of common stock to change, such as stock dividends, recapitalizations through extraordinary cash dividends, stock splits, and reverse stock splits occurring after the award grant date, the Compensation Committee will adjust the aggregate number of shares of common stock which may be granted pursuant to awards, the number of shares of common stock covered by outstanding awards under the Second Incentive Plan, and the per-share price of shares of common stock underlying outstanding awards under the Second Incentive Plan. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization or partial or complete liquidation of the Company, such equitable adjustments described above may be made as determined appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of the rights of participants.

Corporate Events

For purposes of the Second Incentive Plan, a “corporate event” means: a “change in control” (as defined in the Second Incentive Plan); or the reorganization, dissolution or liquidation of the Company. Except as otherwise provided in an applicable award or other participant agreement, pursuant to the Second Incentive Plan, in connection with a corporate event, the Compensation Committee may, in its discretion, take any of the following actions:

●	require that outstanding awards be assumed or substituted in connection with such event,

●	accelerate the vesting of any outstanding awards not assumed or substituted in connection with such event, subject to the consummation of such event; provided that any awards that vest subject to the achievement of performance criteria will be deemed earned (i) based on actual performance through the date of the corporate event or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the corporate event, in each case, with respect to any unexpired performance periods or performance periods for which satisfaction of the performance criteria or other material terms for the applicable performance period have not been certified by the Compensation Committee prior to the date of the corporate event,

●	cancel any or all awards (whether vested or unvested) as of the consummation of such corporate event, together with the payment to the participants holding awards (whether vested or unvested) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any performance cash award or, with respect to other awards, an amount based upon the per-share consideration being paid for the stock in connection with such corporate event, less, in the case of options, stock appreciation rights, and other awards subject to exercise, the applicable exercise, base or purchase price; provided, however, that holders of options, stock appreciation rights, and other awards subject to exercise shall be entitled to consideration in respect of cancellation of such awards only if the per-share consideration less the applicable exercise, base or purchase price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise, base or purchase price, such awards shall be canceled for no consideration,

●	cancel any or all options, stock appreciation rights and other awards subject to exercise (whether vested or unvested) as of the consummation of such corporate event; provided that all options, stock appreciation rights and other awards to be so canceled shall first become exercisable for a period of at least 10 days prior to such corporate event (whether vested or unvested), with any exercise during such period of any unvested options, stock appreciation rights or other awards to be (a) contingent upon and subject to the occurrence of the corporate event, and (b) effectuated by such means as are approved by the compensation committee, or

●	replace outstanding awards with a cash incentive program that preserves the economic value of the replaced awards and contains identical vesting and payment conditions.

Non-Transferability of Awards

Except as otherwise provided by the Compensation Committee, awards are generally non-transferable other than by will or the laws of descent and distribution and restricted stock is generally non-transferable.

Termination and Amendment

The Board or the Compensation Committee may amend or terminate the Second Incentive Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the shares of common stock are principally listed. Unless sooner terminated, the Second Incentive Plan will terminate on the day before the 10th anniversary of the date the stockholders of the Company approve the Second Incentive Plan.

Material U.S. Federal Income Tax Consequences

The following is a brief discussion of the U.S. federal income tax consequences for awards granted under the Second Incentive Plan. The Second Incentive Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances, and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the Second Incentive Plan are encouraged to consult with their own tax advisors.

Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise (or, in the case of a cash-settled stock appreciation right, the cash received), and the Company is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short- term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to the Company as a result of such sale.

Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no sale or taxable disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes.

If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the Company will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.

Restricted Stock. Unless a participant makes a valid Section 83(b) election as described below, such participant will generally not recognize federal taxable income when he or she receives a grant of restricted stock, and the Company will not be entitled to a deduction until the stock is transferable by the participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, the Company will be entitled to a deduction in the same amount. Any gain or loss recognized by the participant upon a later disposition of the common stock will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.

A participant may elect to recognize ordinary income at the time that a restricted stock award is granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at the time of grant, determined without regard to certain restrictions. This election is referred to as a Section 83(b) election. In that event, the Company will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date of the original transfer to the participant. The participant may not claim a credit for any tax previously paid on stock that is later forfeited.

Restricted Stock Units. If a participant is granted an award of restricted stock units, he or she will not be required to recognize any taxable income at the time of grant or at the time that the award vests. Upon distribution of shares or cash in respect of a restricted stock units, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and the Company will receive a deduction equal to the income recognized thereby. The subsequent disposition of shares acquired pursuant to an award of restricted stock units will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements with respect to an employee participant.

Second Incentive Plan Benefits

The following table summarizes the aggregate grants approved by the Board of Directors under the Second Incentive Plan, subject to approval by the Company’s stockholders, to each of the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all other participants as a group, as of February 20, 2018. Such awards consist solely of grants of RSUs.

Name and Position	Number of RSUs

A. Lorne Weil Executive Chairman	926,272
Luke Alvarez President and Chief Executive Officer	0
Daniel Silvers Executive Vice President & Chief Strategy Officer	162,500
David Wilson Former Chief Operating Officer	0
Executive Group	1,113,892
Non-Executive Director Group	0
Non-Executive Officer Employee Group	22,566

Because awards that may be granted in the future under the Second Incentive Plan, in the case of stock-based awards to the extent shares are or become available for such purpose, are at the discretion of the Compensation Committee, it is not possible to determine the benefits or amounts that may be received by eligible participants under the Second Incentive Plan, including the benefits or amounts that may be received subject to stockholder approval of the Second Incentive Plan.

Vote Required for Approval

Assuming there is a quorum, this proposal will be approved if the majority of the votes cast in respect of such proposal by the stockholders present in person or represented by proxy are “for” votes. In tabulating the voting results for this proposal, broker non-votes and “abstain” responses will not be counted as votes cast, and therefore will have no effect on the result.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE INSPIRED ENTERTAINMENT, INC. SECOND LONG-TERM INCENTIVE PLAN, AS AMENDED.

PROPOSAL NUMBER THREE—RIGHTS PLAN PROPOSAL

Overview of Proposal

On August 13, 2017, the Board adopted a stockholder rights plan (the “Rights Plan”) and declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock to stockholders of record at the close of business on August 25, 2017 (the “Rights Plan Record Date”). Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.0001 per share (“Preferred Stock”), of the Company at an exercise price of $45.00 per Right, subject to adjustment. The terms of the Rights are set forth in a Rights Agreement, dated as of August 13, 2017 (the “Rights Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

The Rights Plan Proposal is the proposal to approve and ratify the Rights Agreement. As discussed below, the Board recommends that our stockholders approve the Rights Plan Proposal.

Rationale for the Rights Plan

The Rights Plan has been designed to protect the Company’s stockholders from unfair, abusive or coercive takeover strategies, including the acquisition of a substantial, and potentially controlling, position in the Company through open-market purchases or private transactions without appropriately compensating all of the Company’s stockholders for such control or otherwise treating all stockholders equally or fairly. The Rights Plan is not intended to prevent a takeover or deter fair offers to acquire control of the Company. To the contrary, it is designed to encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all holders of Common Stock and to provide the Board with sufficient time to consider fully an unsolicited offer and, if appropriate, to explore other alternatives that maximize stockholder value.

Overall Effect of the Rights Plan

The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that attempts to acquire control of the Company on terms or in a manner not approved by the Board. As a result, the overall effect of the Rights may be to render it more difficult or to discourage any attempts to acquire the Company, even if such acquisition would be in the best interests of certain of the Company’s stockholders. This may be perceived as having the effect of preventing changes in Company management and could make it more difficult to accomplish transactions that certain stockholders may otherwise deem to be in their best interests.

The Rights are not intended to prevent all takeovers of the Company and will not do so. Since the Company may redeem the Rights prior to the distribution time (as defined below), the Rights should not interfere with any merger or business combination approved by the Board.

In recent years, unsolicited bids have been made for a number of public companies, many of which had stockholder rights plans. The Board believes that this demonstrates that the existence of a stockholder rights plan does not prevent the making of an unsolicited bid. Further, in a number of these cases, a change of control ultimately occurred at a price in excess of the original bid price. There can be no assurance, however, that the Rights Plan would serve to bring about a similar result.

The Rights Plan is not expected to interfere with the day-to-day operations of the Company. The continuation of the existing outstanding Rights and the issuance of additional Rights in the future will not in any way alter the financial condition of the Company, impede its business plans or alter its financial statements. In addition, the Rights Plan is initially not dilutive. However, if a “flip-in event” (described below) occurs and the rights separate from the shares of Common Stock as described below, reported earnings per share may be affected.

Description of the Rights and Rights Agreement

The following is a description of the Rights and the terms of the Rights Agreement. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is set forth as Exhibit B to this proxy statement.

The Rights. The Board authorized the issuance of a Right with respect to each outstanding share of Common Stock held of record at the close of business on August 25, 2017. Initially, the Rights are associated with Common Stock and evidenced by Common Stock certificates (or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which contains a notation incorporating the Rights Agreement by reference) and are transferable with and only with the underlying shares of Common Stock. New Rights attach to any shares of Common Stock that become outstanding after the Rights Plan Record Date and prior to the earlier of the “distribution time” and the “expiration time” (each, as defined below).

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from the Common Stock only upon the “distribution time,” which occurs upon the earlier of:

●	the close of business on the tenth day after the first date (the “stock acquisition date”) of public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right or obligation to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock, including in the form of synthetic ownership through derivative positions (any such person or group of affiliated or associated persons being referred to herein as an “acquiring person”) or

●	the close of business on the tenth business day (or later date if determined by the Board prior to such time as any person or group becomes an acquiring person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an acquiring person.

An acquiring person does not include:

●	the Company,

●	any subsidiary of the Company,

●	any employee benefit plan of the Company or of any subsidiary of the Company,

●	any person organized, appointed or established by the Company for or pursuant to the terms of any such plan or

●	any person who or which, as of immediately prior to the first public announcement of the adoption of the Rights Agreement on August 14, 2017, beneficially owned 20% or more of the outstanding shares of Common Stock. However, notwithstanding the foregoing, such person would be an “acquiring person” if such person, at any time after the first public announcement of the adoption of the Rights Agreement, beneficially owns any shares of Common Stock (other than as a result of equity grants by the Company to directors, officers or employees or the exercise or vesting of such grants and with certain other exceptions) in addition to the shares of Common Stock beneficially owned by such person as of immediately prior to the first public announcement of the adoption of the Rights Agreement.

In addition, if the Board determines in good faith that a person who would otherwise be an acquiring person has become such inadvertently and such person divests as promptly as practicable a sufficient number of shares of Common Stock so that such person would no longer be an acquiring person, then such person will not be deemed to be an acquiring person.

Until the distribution time, the surrender for transfer of any shares of Common Stock outstanding will also constitute the transfer of the Rights associated with those shares.

As soon as practicable after the distribution time, separate rights certificates will be mailed to holders of record of Common Stock as of the close of business at the distribution time. From and after the distribution time, the separate rights certificates alone will represent the Rights. Except as otherwise provided in the Rights Agreement, only shares of Common Stock issued prior to the distribution time will be issued with Rights.

The Rights are not exercisable until the distribution time.

Expiration Time. Unless earlier redeemed or exchanged by the Company as described below, the Rights will expire at either the close of business on August 12, 2020 or, if the Rights Agreement is not approved at the Annual Meeting, the close of business on August 12, 2018.

Flip-in Event. In the event that a person or group becomes an acquiring person (a “flip-in event”), each holder of a Right (other than any acquiring person and certain related parties, whose Rights automatically become null and void) will have the right to receive, upon exercise, Common Stock having a value equal to two times the exercise price of the Right. If an insufficient number of shares of Common Stock is available for issuance, then the Board would be required to substitute cash, property or other securities of the Company for Common Stock. The Rights may not be exercised following a flip-in event while the Company has the ability to cause the Rights to be redeemed, as described below.

Flip-over Event. In the event that, at any time following the stock acquisition date, any of the following occurs (each, a “flip-over event”):

●	the Company consolidates with or merges with and into any other entity and the Company is not the continuing or surviving corporation,

●	any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving corporation and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property or

●	the Company sells or otherwise transfers, in one transaction or a series of related transactions, more than 50% of the assets, cash flow or earning power of the Company and its subsidiaries (taken as a whole), each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. Flip-in events and flip-over events are collectively referred to as “triggering events.”

Preferred Share Provisions. Each one one-thousandth of a share of Preferred Stock, if issued, will not be redeemable, will entitle the holder thereof to quarterly dividend payments equal to the greater of $0.001 per share and the amount of dividends paid on one share of Common Stock, will entitle the holder thereof to receive $1.00 upon liquidation, will have the same voting power as one share of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on one share of Common Stock.

Anti-dilution Adjustments. The exercise price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

●	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,

●	if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for preferred stock or convertible securities at less than the current market price of the Preferred Stock or

●	upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption, Exchange. In general, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board) at any time until ten days following the stock acquisition date. Immediately upon the action of the Board authorizing any redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

At any time after there is an acquiring person and prior to the acquisition by the acquiring person of 50% or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the acquiring person which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

No Rights as Stockholder. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of the Rights Agreement. The Company and the rights agent may from time to time amend or supplement the Rights Agreement without the consent of the holders of the Rights. After the stock acquisition date, however, no amendment may materially adversely affect the interests of the holders of the Rights (other than the acquiring person, any affiliate or associate thereof or any transferee of the acquiring person or any affiliate or associate thereof).

Vote Required for Approval

Assuming there is a quorum, this proposal will be approved if the majority of the votes cast in respect of such proposal by the stockholders present in person or represented by proxy are “for” votes. In tabulating the voting results for this proposal, broker non-votes and “abstain” responses will not be counted as votes cast, and therefore will have no effect on the result.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE RIGHTS AGREEMENT DATED AS OF AUGUST 13, 2017, BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT.

PROPOSAL NUMBER FOUR—RATIFICATION OF AUDITORS

Our Audit Committee charter provides that the Audit Committee shall appoint annually a firm of independent registered public accountants to serve as the Company’s auditors. The Audit Committee has appointed Marcum LLP to serve as the Company’s auditors for our fiscal year ending September 30, 2018.

We expect representatives of Marcum LLP to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and the will be available to respond to appropriate questions from stockholders.

If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider the selection of Marcum LLP for the ensuing fiscal year, but may determine that continued retention of Marcum LLP is in our Company’s and our stockholders’ best interests. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our Company’s and our stockholders’ best interests.

Independent Registered Public Accounting Firm

Marcum LLP has audited our financial statements for the fiscal years ended September 30, 2017 and September 24, 2016. The aggregate fees billed to us for audit services rendered by Marcum LLP for the audits of our financial statements for the years ended September 30, 2017 and September 24, 2016, and for other services provided by Marcum LLP during the years ended September 30, 2017 and September 24, 2016 are as follows:

	September 30, 2017	September 24, 2016
Audit fees (1)	$477,589	$1,205,857
Audit-related fees (2)	72,211	65,000
Tax fees (3)	—	—
Total	$549,800	$1,270,857

(1)	Audit fees include (i) fees associated with the audits of our consolidated financial statements; (ii) reviews of our interim quarterly consolidated financial statements and (iii) comfort letters, consents and other items related to Securities and Exchange Commission matters.

(2)	Audit-related fees include fees incurred for services in connection with the Business Combination.

(3)	No tax-related fees or other fees were paid.

Pre-Approval Policy

Our Audit Committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof.

Vote Required for Approval

Assuming there is a quorum, this proposal will be approved if the majority of the votes cast in respect of such proposal by the stockholders present in person or represented by proxy are “for” votes. In tabulating the voting results for this proposal, broker non-votes and “abstain” responses will not be counted as votes cast, and therefore will have no effect on the result.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2018.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card to vote the shares represented by them on such matters according to their best judgment.

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year's annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2019 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than October 26, 2018. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to Inspired Entertainment, Inc., 250 West 57th Street, Suite 2223, New York, New York 10107, Attention: Company Secretary.

Our bylaws also permit stockholders that are stockholders of record on the Record Date and on the date of the giving of the notice to the Company described below, to nominate directors or to propose other business for consideration at an annual meeting of stockholders, but not for inclusion in our proxy statement. In addition to any other applicable requirements, stockholders wishing to nominate a candidate for director or to propose other business at the annual meeting of stockholders must give timely written notice to Inspired Entertainment, Inc., 250 West 57th Street, Suite 2223, New York, New York 10107, Attention: Company Secretary. The stockholder’s notice must be received by us not less than 90 or more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders (between November 7, 2018 and December 7, 2018). However, if the date of the annual meeting of stockholders is advanced more than 45 days prior to, or delayed by more than 45 days after, the anniversary of the preceding year’s annual meeting of stockholders, then, to be timely, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting of stockholders or later than the close of business on the later of (i) the 90th day prior to such annual meeting of stockholders or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. The public announcement of an adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described in this section.

To be in proper written form, a stockholder’s notice to the Company Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (a) a brief description of the matter desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend our bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (b) the name and address of the stockholder of record and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class or series and number of shares of our capital stock that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (d) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (e) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (f) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. The foregoing notice requirements shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified us of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) under the Exchange Act and such stockholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by us to solicit proxies for such annual meeting. Notwithstanding the foregoing provisions of this section, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Company.

To be in proper written form, a stockholder’s notice to the Company Secretary to nominate directors must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Notwithstanding the foregoing provisions of this section, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company.

In addition to the requirements described above, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the foregoing matters. We may refuse to acknowledge any stockholder proposal not made in compliance with the foregoing procedures.

Director Candidates Recommended by Stockholders

The policy of our Nominating, Governance and Compliance Committee is to consider recommendations for candidates for director nominees that are properly submitted by stockholders. Any stockholder recommendations for consideration by the Nominating, Governance and Compliance Committee should include the candidate’s name; biographical information; business and residence addresses; resume; information regarding any relationships between the candidate and the Company within the last three years; a description of all arrangements between the candidate and the recommending stockholder and any other person by which the candidate is being recommended; a written indication of the candidate’s willingness to serve on the Board; any other information required to be provided under “ – Stockholder Proposals”, above, the Company’s bylaws and applicable securities laws and regulations; and a written indication of willingness to provide such other information as the Nominating, Governance and Compliance Committee may reasonably request. The Nominating, Governance and Compliance Committee suggests that any stockholder recommendations address, among other matters, how the candidate would qualify for service as a director based on the following criteria in particular: independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills. There are no differences in the manner in which the Nominating, Governance and Compliance Committee evaluates candidates for director recommended by a stockholder, and other director candidates. The committee identifies candidates for future Board openings on an ongoing basis in the ordinary course of its business, and any candidates recommended by stockholders would be considered in addition to other candidates known to the committee.

Householding Information

Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our proxy materials at the same address, this year or in future years, they should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our proxy materials, they should follow these instructions:

●

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Inspired Entertainment, Inc., 250 West 57th Street, Suite 2223, New York, New York 10107, Attn: Company Secretary, to inform us of their request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, these reports and other information are filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system and are publicly available on the SEC’s website, at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of our reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Inspired Entertainment, Inc., 250 West 57th Street, Suite 2223, New York, New York 10107, Attn: Company Secretary.

EXHIBIT A

INSPIRED ENTERTAINMENT, INC.

SECOND LONG-TERM INCENTIVE PLAN, AS AMENDED

1.      Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock- based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.

2.      Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)      “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b)     “Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Stock-based or cash-based Performance Award, or other Stock-based award granted under the Plan.

(c)     “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, a Performance Award Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

(d)     “Board” means the Board of Directors of the Company.

(e)      “Cause” shall have the meaning set forth in the applicable Award Agreement or Participant Agreement, provided that if the applicable Award Agreement or Participant Agreement does not contain such a definition, “Cause” shall mean, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the Award Agreement, the Participation Agreement, or any policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of gross negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. For the avoidance of doubt, in the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement rather than the definition included herein, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f)     “Change in Control” shall have the meaning set forth in the applicable Award Agreement or Participant Agreement, provided that if the applicable Award Agreement or Participant Agreement does not contain such a definition, “Change in Control” shall mean:

(1)     a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non-U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a) (9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

 (2)    the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(3)     the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

(4)     the sale or disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increase the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code. For the avoidance of doubt, in the event that there is an Award Agreement or Participant Agreement defining Change in Control, “Change in Control” shall have the meaning provided in such agreement rather than the definition included herein.

(g)     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(h)     “Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) “independent” within the meaning of the rules of the principal stock exchange on which the Stock is then traded.

(i)      “Company” means Inspired Entertainment, Inc. (known prior to the consummation of the acquisition and other transactions contemplated by the Share Sale Agreement, dated as of July 13, 2016, as it may be amended, by and among the Company and, inter alia, those persons identified on Schedule I thereto (the “Business Combination”) as Hydra Industries Acquisition Corp.), and its successors by operation of law.

(j)      “Corporate Event” has the meaning set forth in Section 11(b) hereof.

(k)     “Data” has the meaning set forth in Section 21(f) hereof.

(l)      “Disability” shall have the meaning set forth in the applicable Award Agreement or Participant Agreement, provided that if the applicable Award Agreement or Participant Agreement does not contain such a definition, “Disability” shall mean, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code.

(m)    “Disqualifying Disposition” means any disposition (including, without limitation, any sale) of Stock acquired upon the exercise of an Incentive Stock Option within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock subject to the Incentive Stock Option.

(n)     “Effective Date” means December 22, 2016, which is the date on which the Plan was approved by the Board.

(o)    “Eligible Person” means such officers, other employees, non-employee directors, consultants, independent contractors, agents and individuals expected to become officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company and any of its Affiliates as the Committee in its sole discretion may select from time to time; provided that any such prospective service providers may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

(p)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(q)    “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

(r)     “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(s)     “GAAP” has the meaning set forth in Section 9(f)(3) hereof.

(t)     “Incentive Stock Option” means an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision.

(u)     “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

(v)     “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(w)    “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.

(x)     “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(y)    “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is in effect as of the date the Committee approves the grant of the applicable Award to the Participant.

(z)     “Performance Award” means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a Performance Share, a Performance Unit or a Performance Cash Award at the time of grant.

(aa)   “Performance Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Performance Award.

(bb)   “Performance Cash Award” means a Performance Award which is a cash award (for a dollar value not in excess of that set forth in Section 4(c)(1) hereof), the payment of which is subject to the achievement of Performance Objectives during a Performance Period. A Performance Cash Award may also require the completion of a specified period of employment or service.

(cc)   “Performance Objectives” means the performance objectives established pursuant to the Plan for Participants who have received Performance Awards.

(dd)   “Performance Period” means the period of time designated by the Committee over which the achievement of one or more Performance Objectives will be measured for the purpose of determining a Participant’s right to and the payment of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

(ee) “Performance Share” means a Performance Award denominated in shares of Stock (for the number of shares not in excess of that set forth in Section 4(c)(1) hereof) which is subject to the achievement of Performance Objectives during a Performance Period. An Award of Performance Shares may also require the completion of a specified period of employment or service.

(ff)    “Performance Unit” means a Performance Award denominated as a notional unit representing the right to receive one share of Stock (for the number of shares not in excess of that set forth in Section 4(c)(1) hereof) or the cash value of one share of Stock, if so determined by the Committee and specified in the Award Agreement, (for a dollar value not in excess of that set forth in Section 4(c)(1) hereof) which is subject to the achievement of Performance Objectives during a Performance Period. An Award of Performance Units may also require the completion of a specified period of employment or service.

(gg)   “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(hh)  “Plan” means the Inspired Entertainment, Inc. Second Long-Term Incentive Plan, as amended from time to time.

(ii)     “Qualified Performance-Based Award” means an Option, Stock Appreciation Right, or Performance Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(jj)     “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(kk)   “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.

(ll)    “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee at the time of grant) on a specified settlement date.

(mm) “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.

(nn)  “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.

(oo)   “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(pp) “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(qq)  “Stock” means the common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 11 hereof.

(rr)     “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Stock Appreciation Rights shall be settled in Stock or, to the extent provided in the Award Agreement, cash or a combination thereof.

(ss)   “Substitute Award” shall mean an award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including, without limitation, a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an Award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

(tt)    “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3.      Administration.

(a)     Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) subject to applicable law, suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, (7) accelerate the vesting of any outstanding Award at any time and for any reason (including, without limitation, by taking action such that (A) any or all outstanding Options and Stock Appreciation Rights shall become exercisable in part or in full, (B) all or a portion of any period of restriction applicable to Restricted Stock or Restricted Stock Units shall lapse, (C) all or a portion of the Performance Period applicable to any outstanding Awards shall lapse, or (D) the Performance Objectives (if any) applicable to any outstanding Award shall be deemed to be satisfied at the target or any other level), and (8) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action taken by the Committee in good faith shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b)    Delegation. To the extent permitted by applicable law, the Committee may delegate to the Board, a member of the Board or an executive officer of the Company, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, as the Committee may determine to be appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or any executive officer of the Company with regard to the grant of an Award to any Person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an Award hereunder to such Person would be outstanding, and (ii) the Committee may not delegate its power and authority to a member of the Board or any executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other Person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer, director or other Person. The Committee may appoint agents, including employees, to assist it in administering the Plan. Any actions taken in accordance with delegated authority pursuant to this Section 3(b) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee.

(c)     Section 409A; Section 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

(d)    Section 162(m). Notwithstanding anything herein to the contrary, with regard to any provision of the Plan or any Award Agreement that is intended to comply with Section 162(m) of the Code, any action or determination by the Committee shall be permitted only to the extent such action or determination would be permitted under Section 162(m) of the Code. The Plan has been adopted by the Board, with respect to Awards intended to be “performance-based” within the meaning of Section 162(m) of the Code, to comply with the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

4.      Shares Available Under the Plan; Other Limitations.

(a)     Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 1,300,000 shares of Stock. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.

(b)     Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock subject to an Award under the Plan shall not again be available for issuance under the Plan if such shares are (i) shares delivered to or withheld by the Company to pay the withholding taxes for Awards, (ii) shares that were subject to an Option or a Stock-settled Stock Appreciation Right and were not issued or delivered upon the net settlement or net exercise of such Option or Stock Appreciation Right (including, without limitation, any shares withheld to pay the purchase price of or withholding taxes for an Option or Stock Appreciation Right), (iii) shares delivered to the Company to pay the purchase price related to an outstanding Option or Stock Appreciation Right or (iv) shares repurchased by the Company on the open market with the proceeds of an option exercise. The number of shares of Stock available for awards under the Plan shall not be reduced by the number of shares of Stock subject to Substitute Awards. Shares of Stock to be delivered under the Plan shall be made available from authorized and unissued shares of Stock, or authorized and issued shares of Stock reacquired and held as treasury shares or otherwise or a combination thereof.

(c)     162(m) Limitation; Director Limits; Incentive Stock Options.

(1)    Notwithstanding anything herein to the contrary, at all times when the Company is subject to the provisions of Section 162(m) of the Code, (i) the maximum number of shares of Stock with respect to which any combination of Options, Stock Appreciation Rights, and Performance Awards, in each case and to the extent the Award is intended to be a Qualified Performance-Based Award, may be granted to any individual in any one calendar year shall not exceed 100,000 shares of Stock (subject to adjustment as provided in Section 11 hereof) and (ii) the maximum value of the aggregate payment that any individual may receive with respect to a Qualified Performance-Based Award that is valued in dollars in respect of any annual Performance Period is $100,000.

(2)     The maximum value of the aggregate cash compensation that may be paid to any non-employee director of the Company and the grant date Fair Market Value of shares of Stock that may be granted to any non-employee director of the Company (whether in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other Stock-Based Award) during any one calendar year shall not exceed $0.

(3)     No more than 1,300,000 of Stock (subject to adjustment as provided in Section 11 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(d)        Shares Available Under Acquired Plans. Additionally, to the extent permitted by NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

5.      Options.

(a) General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the 10th anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

(b)     Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted (or five years in the case of an Incentive Stock Option granted to a 10% stockholder).

(c)     Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of an Incentive Stock Option granted to a 10% stockholder. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(d)     Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee and set forth in the Option Agreement, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, without limitation, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e)     Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in the Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee or in the applicable Award Agreement or Participant Agreement, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f)      Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

(1)     In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2)     In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution for such time as the Options would have remained exercisable had the Participant been alive, but only to the extent that the Options were vested at the time of such Termination.

(3)     In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of such Termination.

(g)    Special Provisions Applicable to Incentive Stock Options.

(1)     No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof (a “10% stockholder”), unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2)     To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000 (or such other limit specified in the Code), such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3)     Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6.      Restricted Stock.

(a)     General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate; provided, however, notwithstanding anything in the Restricted Stock Agreement to the contrary, dividends with respect to shares of Stock that are subject to performance-based vesting conditions, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Stock with respect to which such distribution was made. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)    Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee or set forth in the applicable Award Agreement or Participant Agreement, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c)    Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the lesser of the (x) Fair Market Value of the Restricted Stock as of the date of Termination or (y) the original purchase price paid for the Restricted Stock; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7.      Restricted Stock Units.

(a)    General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b)      Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee or in the applicable Award Agreement or Participant Agreement, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.

(c)      Settlement. Restricted Stock Units shall be settled in Stock, cash, or other property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement; provided, however, notwithstanding anything in the RSU Agreement to the contrary, any dividends or dividend equivalents with respect to RSUs that are subject to performance-based vesting conditions shall be subject to the same restrictions as such RSUs.

(d)      Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered in accordance with the RSU Agreement.

8.      Stock Appreciation Rights.

(a)      General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b)      Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.

(c)      Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

(d)      Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee or in the applicable Award Agreement or Participant Agreement, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e)      Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or other property as specified in the SAR Agreement, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant shall not be entitled to receive a cash payment equal to the value of such fractional share.

(f)      Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

(1)      In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2)      In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution for such time as the Stock Appreciation Rights would have remained exercisable had the Participant been alive, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

(3)      In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of such Termination.

9.      Performance Awards.

(a)      General. Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance Awards, including, without limitation, the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical. Cash dividends and stock dividends, if any, with respect to the Performance Shares shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Performance Shares to which such dividends relate and a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Performance Units that are not earned and vested. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)      Value of Performance Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall represent a share of Stock as of the date of grant. Each Performance Award Agreement in respect of any Performance Cash Award shall specify the dollar amount payable under the Performance Cash Award. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, or the value of a Performance Cash Award, as the case may be, that will be paid out to the Participant.

(c)      Earning of Performance Awards. Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of a Performance Award shall be entitled to receive the following payouts: (1) if the holder holds Performance Units or Performance Shares, payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, or (2) if the holder holds a Performance Cash Award, payout on the value of the Performance Cash Award earned by the Participant over the Performance Period, in any case, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met.

(d)      Form and Timing of Payment of Performance Awards. Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Performance Award Agreement shall specify whether the earned Performance Units and Performance Shares may be paid in the form of cash, Stock, or other Awards (or in any combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Unless otherwise determined by the Committee, earned Performance Cash Awards shall be paid in cash. Any cash, Stock, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.

(e)      Termination of Employment or Service. Except as provided by the Committee in a Performance Award Agreement, Participant Agreement or otherwise, if, prior to the end of an applicable Performance Period, a Participant undergoes a Termination for any reason, all of such Participant’s Performance Awards shall be forfeited by the Participant to the Company for no consideration, and any shares remaining undelivered with respect to the Participant’s vested Performance Awards will be delivered in accordance with the Award Agreement.

(f)      Performance Objectives.

(1)      Each Performance Award shall specify the Performance Objectives that must be achieved before such Performance Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(2)      With respect to Qualified Performance-Based Awards and to the extent required to comply with Section 162(m) of the Code, Performance Objectives shall be based on specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee in accordance with Section 162(m) of the Code): (i) earnings, including, without limitation, net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, book value per share, tangible book value or growth in book value per share; (ii) pre-tax income or after tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin, profit margin, or gross margin; (xv) stock price or total stockholder return; (xvi) cost or expense targets, reductions and savings, productivity and efficiencies; (xvii) sales or sales growth; (xviii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures or joint ventures; and (xix) to the extent that an Award is not intended to be a Qualified Performance-Based Award, other measures of performance selected by the Committee. Performance Objectives may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, or other operational units or administrative departments of the Company (or any combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (A) current internal targets or budgets, (B) the past performance of the Company (including, without limitation, the performance of one or more subsidiaries, divisions, or operating units), (C) the performance of one or more similarly situated companies, (D) the performance of an index covering multiple companies, or (E) other external measures of the selected performance criteria. Performance Objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

(3)      The business criteria mentioned above (i) may be combined with cost of capital, assets, invested capital and/or stockholders’ equity to form an appropriate measure of performance and (ii) shall have any reasonable definitions that the Committee may specify in accordance with Section 162(m) of the Code. Unless specified otherwise by the Committee (i) in the Performance Award Agreement at the time the Performance Award is granted or (ii) in such other document setting forth the Performance Objectives at the time the Performance Objectives are established, the Committee, in its sole discretion, will appropriately make adjustments in the method of calculating the attainment of Performance Objectives for a Performance Period to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with Generally Accepted Accounting Principles (“GAAP”), to any one or more of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (A) determined to be extraordinary, unusual infrequently occurring, or non-recurring in nature; (B) related to changes in accounting principles under GAAP or tax laws; (C) related to currency fluctuations; (D) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (E) related to restructuring, divestitures, productivity initiatives or new business initiatives; (F) related to discontinued operations that do not qualify as a segment of business under GAAP; (G) attributable to the business operations of any entity acquired by the Company during the fiscal year; (H) non-operating items; and (I) acquisition or divestiture expenses.

(g)      Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to a Performance Award intended to be a Qualified Performance-Based Award, the Committee will establish the Performance Objectives applicable to, and the formula for calculating the amount payable under, the Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, and (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Objectives remains substantially uncertain. Prior to the payment of any compensation under a Performance Award intended to be a Qualified Performance-Based Award, the Committee will certify the extent to which any Performance Objectives and any other material terms under such Performance Award have been satisfied (other than in cases where such Performance Objectives relate solely to the increase in the value of the Stock).

10.    Other Stock or Cash-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock or cash (including annual or long-term performance Awards payable in cash), as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

11.    Adjustment for Recapitalization, Merger, etc.

(a)      Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4 hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted by the Committee as to the number, price, or kind of a share of Stock or other consideration subject to such Awards in the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of Stock to change, such as stock dividends, recapitalizations through extraordinary cash dividends, stock splits, and reverse stock splits, occurring after the date of grant of any such Award; provided, however, that any such adjustments to be made in the case of outstanding Options and Stock Appreciation Rights shall be made without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including, without limitation, a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the previous sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. The decision of the Committee regarding any such adjustments shall be final, binding and conclusive.

(b)      Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with a Change in Control or the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(1)      The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;

(2)      The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event; provided that any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria will be deemed earned based on actual performance through the date of the Corporate Event or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the Corporate Event, in each case, with respect to any unexpired Performance Periods or Performance Periods for which satisfaction of the Performance Objectives or other material terms for the applicable Performance Period has not been certified by the Committee prior to the date of the Corporate Event;

(3)      The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding Awards (whether vested or unvested) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Performance Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise, base or purchase price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise, base or purchase price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise, base or purchase price, such Awards shall be canceled for no consideration;

(4)      The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event (whether vested or unvested), with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5)      The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the economic value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions and payment terms as applicable to the Awards so replaced.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

(c)      Fractional Shares. Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

12.    Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

13.    Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

14.    Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee and to the extent permitted by applicable law.

15.    Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company. Except as provided otherwise in an Award Agreement, for purposes of the Plan, references to employment by the Company shall also mean employment by an Affiliate of the Company, and references to employment shall include service as a non-employee director, consultant, independent contractor or agent.

16.    Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

17.    Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award (unless the Committee determines, in its discretion, that a greater number of shares of Stock may be used to satisfy tax withholding requirements without resulting in adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)).

18.    Amendment of the Plan or Awards.

(a)      Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b)      Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c)      Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to any Award shall materially impair a Participant’s rights under any outstanding Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d)      No Repricing of Awards Without Stockholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a) hereof), (2) any other action that is treated as a repricing under GAAP or applicable stock exchange rules, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b) hereof.

19.    Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

20.    Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to (a) stockholder approval of the Plan and (b) consummation of the Business Combination.

21.    Miscellaneous.

(a)      Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b)      Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(c)      Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(d)      Awards Subject to Clawback. Except to the extent prohibited by law, the Awards granted under this Plan and any cash payment or Shares delivered pursuant to an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award Agreement, Participant Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including, without limitation, any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law; provided, however, except as otherwise required by applicable law, the applicable clawback or recoupment policy with respect to an Award shall be the policy that was in effect on the date of grant with respect to such Award.

(e)      Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 21(e) will apply to all Awards.

(f)      Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 21(f) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(g)      Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 21(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non–U.S. nationals or are primarily employed or providing services outside the United States.

(h)      Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction and to the extent permitted by Section 409A of the Code, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(i)      No Liability of Committee Members, etc. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or a delegate or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including, without limitation, counsel fees) and liabilities (including, without limitation, sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j)      Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, or other relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)      Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

(l)      Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(m)      Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(n)      Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(o)      Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

* *

EXHIBIT B

RIGHTS AGREEMENT DATED AS OF AUGUST 13, 2017,

BY AND BETWEEN THE COMPANY AND

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT

Inspired Entertainment, Inc.

and

Continental Stock Transfer & Trust Company

as Rights Agent

Rights Agreement

Dated as of August 13, 2017

Table of Contents

(continued)

Exhibit A	-	Form of Certificate of Designation
Exhibit B	-	Form of Rights Certificate
Exhibit C	-	Summary of Rights to Purchase Preferred Stock

RIGHTS AGREEMENT

This RIGHTS AGREEMENT, dated as of August 13, 2017 (this “Agreement”), is by and between Inspired Entertainment, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Rights Agent”).

WITNESSETH:

WHEREAS, on August 13, 2017 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on August 25, 2017 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earliest of the Distribution Time and the Expiration Time (as such terms are hereinafter defined).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or (v) any Person who or which, as of immediately prior to the first public announcement of the adoption of this Agreement, is the Beneficial Owner of twenty percent (20%) or more of the outstanding shares of Common Stock, until such time as such Person shall become the Beneficial Owner (other than (A) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or, (B) pursuant to a split or subdivision of the outstanding Common Stock or (C) solely as a result of any grant of any options, warrants, rights, restricted stock units, restricted shares or other securities made by the Company to any of its directors, officers or employees in their capacities as such, or as a result of any vesting or exercise of any such grant) of any additional shares of Common Stock while such Person is the Beneficial Owner of twenty percent (20%) or more of the outstanding shares of Common Stock. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” (x) as a result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to twenty percent (20%) or more of the shares of Common Stock then outstanding or (y) solely as a result of any grant of any options, warrants, rights, restricted stock units, restricted shares or other securities made by the Company to any of its directors, officers or employees in their capacities as such, or as a result of any vesting or exercise of any such grant; provided, however, that if a Person, other than those Persons excepted in clauses (i), (ii), (iii), (iv) or (v) of the immediately preceding sentence, shall become the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock then outstanding by reason of purchases of Common Stock by the Company and shall, after such purchases by the Company, become the Beneficial Owner (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock) of any additional shares of Common Stock, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this paragraph) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this paragraph), then such Person shall be deemed not to be an “Acquiring Person” for any purposes of this Agreement.

“Act” shall mean the Securities Act of 1933, as amended.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

“Agreement” has the meaning set forth in the preamble.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) that such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any such Person’s Affiliates or Associates prior to the Distribution Time or pursuant to Section 22 (the “Original Rights”) or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this definition) or disposing of any voting securities of the Company; or

(iv) that such Person or any of such Person’s Affiliates or Associates is determined to Constructively Own;

provided, however, that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition and (y) no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

“Board of Directors” shall have the meaning set forth in the recitals of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date, provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

“Common Stock” shall mean the common stock, par value $0.0001 per share, of the Company.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Company” has the meaning set forth in the preamble to this Agreement.

A Person shall be deemed to “Constructively Own” shares of Common Stock in respect of which such Person has, or has the right or obligation to acquire, a Synthetic Long Position, calculated in the manner set forth below. The number of shares of Common Stock in respect of a Synthetic Long Position that shall be deemed to be Constructively Owned is the notional or other number of shares of Common Stock in respect of such Synthetic Long Position that is specified in a filing by such Person or any of such Person’s Affiliates or Associates with the SEC or in the documentation evidencing such Synthetic Long Position as the basis upon which the value or settlement amount of such Synthetic Long Position, or the opportunity of the holder of such Synthetic Long Position to profit or share in any profit, is to be calculated in whole or in part, and in any case (or if no such number of shares of Common Stock is specified in any filing or documentation), as determined by the Board of Directors in good faith to be the number of shares of Common Stock to which such Synthetic Long Position relates.

“Current Market Price” shall have the meaning set forth in Section 11(d).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Derivative” shall mean any option, warrant, convertible security, stock appreciation right, swap agreement or other security, contract right or derivative position other than any interest, right, option or other security described in Rule 16a-1(c)(1)-(5) or (7) of the General Rules and Regulations under the Exchange Act.

“Distribution Time” shall have the meaning set forth in Section 3(a).

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Expiration Time” shall have the meaning set forth in Section 7(a).

“Final Expiration Time” shall mean the Close of Business on August 12, 2020 or, if stockholder approval is not obtained for this Agreement at the Company’s 2018 annual meeting of stockholders by a vote of a majority of the votes cast by the stockholders present in person or represented by proxy at such meeting and entitled to vote thereon, the Close of Business on August 12, 2018.

“Flip-in Event” shall have the meaning set forth in Section 11(a)(ii).

“Flip-in Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

“Flip-over Event” shall have the meaning set forth in Section 13.

“Flip-over Party” shall have the meaning set forth in Section 13(b).

“Flip-over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Flip-over Party.

“Nasdaq” shall mean the Nasdaq Stock Market.

“OTCBB” shall have the meaning set forth in Section 11(d)(i).

“Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, limited liability partnership, joint venture, unincorporated organization or other entity and shall include any successor (by merger or otherwise) of such entity.

“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the rights and preferences set forth in the form of certificate of designation attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.0001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

“Purchase Price” shall have the meaning set forth in Section 4(a).

“Record Date” shall have the meaning set forth in the recitals of this Agreement.

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Rights” shall have the meaning set forth in the recitals of this Agreement.

“Rights Agent” shall have the meaning set forth in the introduction to this Agreement.

“Rights Certificates” shall have the meaning set forth in Section 3(a).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

“SEC” means the Securities and Exchange Commission.

“Spread” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

“Subsidiary” shall mean, with reference to any Person, any corporation or other Person of which an amount of voting securities sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such corporation or other Person is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(b).

“Synthetic Long Position” shall mean any Derivative, whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Stock or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Stock and that increases in value as the value of the Common Stock increases or that provides to the holder an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Stock, in any case without regard to whether (i) such Derivative conveys any voting rights in the Common Stock to such Person or any of such Person’s Affiliates or Associates, (ii) such Derivative is required to be, or capable of being, settled through delivery of Common Stock or (iii) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such Derivative.

“Trading Day” shall have the meaning set forth in Section 11(d)(i).

“Triggering Event” shall mean a Flip-in or a Flip-over Event.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall, prior to the Distribution Time, also be the holders of the Common Stock) in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

Section 3. Issuance of Rights Certificates.

(a) Until the earlier of (i) the Close of Business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth (10th) Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Time”), (x) with respect to shares of Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, the Rights, unless earlier expired, redeemed or terminated, will be evidenced by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) (which certificates or book entries for Common Stock shall be deemed also to be certificates or book entries for Rights) and not by separate certificates (or book entries) and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (and, thus, until the earlier of the Distribution Time and the Expiration Time, the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock). The Company must promptly notify the Rights Agent of a Distribution Time and request its transfer agent to give the Rights Agent a stockholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Time and receives such information, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Time, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Time, the Rights will be evidenced solely by such Rights Certificates.

(b) The Company will make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Time. With respect to shares of Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, until the Distribution Time, the Rights will be evidenced by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares). Until the earlier of the Distribution Time or the Expiration Time, the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c) Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Time or the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement by and between Inspired Entertainment, Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Rights Agent”) dated as of August 13, 2017, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who or which is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of book-entry shares, until the earlier of (i) the Distribution Time or (ii) the Expiration Time, the Rights associated with such shares of Common Stock represented by such certificates or registered in book-entry form shall be evidenced by such certificates alone, or such registration in book-entry form, and registered holders of such shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates or book entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Time, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate evidencing such shares (or, with respect to uncertificated shares of Common Stock, the date of the issuance of such shares of Common Stock indicated in the books of the registrar and transfer agent), and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a).

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights beneficially owned by any Person known to be (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom such Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e).

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by (i) the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Company and (ii) the Treasurer, the Secretary or an Assistant Secretary of the Company, either manually or by facsimile or other electronic signature. The Rights Certificates shall be countersigned manually or by facsimile or other electronic signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Time, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Time, and at or prior to the Close of Business on the Expiration Time, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Time of Rights.

(a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 7(c), Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Time upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Final Expiration Time, (ii) the time at which the Rights are redeemed as provided in Section 23 or (iii) the time at which such Rights are exchanged pursuant to Section 24 (the earliest of (i), (ii) and (iii) being herein referred to as the “Expiration Time”).

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $45.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof, executed by the Rights Agent, to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Flip-in Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Time. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Time, and a Flip-in Event has not occurred, the Company may temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay, when due and payable, any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Subject to Section 24, in the event any Person becomes an Acquiring Person (such event, a “Flip-in Event”), then each holder of a Right (except as provided below and in Section 7(e)) shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) In the event that the number of shares of Common Stock that are authorized by the Company’s Second Amended and Restated Certificate of Incorporation, as the same may be amended from time to time, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have substantially the same value or economic rights as shares of Common Stock (such shares or units of shares of preferred stock, “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Flip-in Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Flip-in Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the immediately preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-in Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first sentence or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of Common Stock on the Flip-in Trigger Date and the value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily closing prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights), or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date. The closing price per share of common stock (or other security) of an issuer for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if such shares of common stock (or other security) are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service (the “OTCBB”) or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board of Directors. If on any such date no market maker is making a market in such common stock (or other security), the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day. If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Market Price” of one share of Preferred Stock divided by 1,000.

(e) Notwithstanding anything in this Agreement to the contrary, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Time.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled (but not obligated) to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Time, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Flip-over Party” for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o) The Company covenants and agrees that, after the Distribution Time, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Time (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Time, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Time has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o)) (any event described in clauses (x), (y) or (z) of this Section 13(a) following the Stock Acquisition Date, a “Flip-over Event”), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive upon the exercise thereof at the then-current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Flip-over Stock, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (l) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Flip-over Event (or, if a Flip-in Event has occurred prior to the first occurrence of a Flip-over Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing that product (which, following the first occurrence of a Flip-over Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i)) per share of the Flip-over Stock on the date of consummation of such Flip-over Event; (ii) such Flip-over Party shall thereafter be liable for, and shall assume, by virtue of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Flip-over Party, it being specifically intended that the provisions of Section 11 shall apply only to such Flip-over Party following the first occurrence of a Flip-over Event; (iv) such Flip-over Party shall take such steps (including the reservation of a sufficient number of shares of Flip-over Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Flip-over Event.

(b) “Flip-over Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock are converted or exchanged in such share exchange, consolidation or merger, and if no securities are so issued, the Person that is the other party to such share exchange, consolidation or merger; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (1) if the common stock (or similar equity interest) of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the common stock (or similar equity interest) of which is and has been so registered, “Flip-over Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock (or similar equity interest) of two or more of which are and have been so registered, “Flip-over Party” shall refer to whichever of such Persons is the issuer of the common stock (or similar equity interest) having the greatest aggregate market value.

(c) The Company shall not consummate any Flip-over Event unless the Flip-over Party shall have a sufficient number of authorized shares of Flip-over Stock (or similar equity interest) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Flip-over Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any exchange, consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Flip-over Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Time;

(ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under blue sky laws of such jurisdiction, as may be necessary or appropriate; and

(iii) deliver to holders of the Rights historical financial statements for the Flip-over Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d) The provisions of this Section 13 shall similarly apply to successive exchanges, consolidations, mergers, sales or other transfers. In the event that a Flip-over Event shall occur at any time after the occurrence of a Flip-in Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Time as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Rights are not listed or admitted to trading on the Nasdaq, as reported to the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by OTCBB or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock or other securities. In lieu of fractional shares of Common Stock or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock or such other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security shall be the closing price of one share of Common Stock or such other security, as applicable, (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Time, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Time, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Time, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a) prior to the Distribution Time, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Time, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Time, any associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or any associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the negotiation, preparation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of “Current Market Price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or General Counsel of the Company and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon sixty (60) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon no less than thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of the State of Delaware or of the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of Delaware or in the State of New York), in good standing, having an office or agency in the State of Delaware or in the State of New York, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Time, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Time and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Time, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board of Directors may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date), or (ii) the Final Expiration Time, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-in Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a) (or, if the resolutions of the Board of Directors electing to redeem the Rights state that the redemption will not be effective until a specified future time or the occurrence of a specified future event, at such future time or upon the occurrence of such future event), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Time, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the shares of Common Stock issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the effectiveness of the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange. The Company promptly thereafter shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Prior to effecting any exchange and registering shares of Common Stock in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e). No failure to give, or any defect in, any notice provided under this Section 24(b) shall affect the validity of any exchange.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock, as such term is defined in paragraph (b) of Section 11) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(d) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Time, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case a Flip-in Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

Inspired Entertainment, Inc.

250 West 57th Street

Suite 2223

New York, New York

Attention: Stewart Baker, Chief Financial Officer

Facsimile No.: (646) 461-2655

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission as follows:

Continental Stock Transfer & Trust Company

One State Street

30th Floor

New York, New York

Attention: Kevin Jennings

Facsimile No.: (212) 616-7615

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Time, to the holder of shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, (i) to make any changes that the Company may deem necessary or desirable that shall not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Affiliate or Associate thereof or any transferee of any Acquiring Person or any Affiliate or Associate thereof), (ii) to cure any ambiguity or (iii) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein, including any change in order to satisfy any applicable law, rule or regulation. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and the shares of Preferred Stock issuable and deliverable upon the exercise of the Rights) as contemplated hereby and to ensure that an Acquiring Person and its Affiliates, Associates and transferees do not obtain the benefits thereof, and any amendment in respect of the foregoing shall be deemed not to adversely affect the interests of the holders of Rights. Any supplement or amendment authorized by this Section 27 shall be evidenced by a writing signed by the Company and the Rights Agent. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing provided that the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that materially and adversely affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determination and Actions by the Board of Directors, etc. The Board of Directors, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Section 32. Governing Law; Submission to Jurisdiction. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 32 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 32. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 32. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.

* * * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

INSPIRED ENTERTAINMENT, INC.

By:	/s/ Luke Alvarez
Name: Luke Alvarez
Title: President and Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Kevin Jennings
Name: Kevin Jennings
Title: Vice President

Rights Agreement

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

INSPIRED ENTERTAINMENT, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

The undersigned do hereby certify that the following resolution was duly adopted by the board of directors of Inspired Entertainment, Inc., a Delaware corporation (the “Corporation”), on August 13, 2017:

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board of Directors”) by the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.0001 per share, of the Corporation, to be designated “Series A Junior Participating Preferred Stock” (hereinafter referred to as the “Series A Preferred Stock”), initially consisting of 49,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein that are defined in the Charter shall be deemed to have the meanings provided therein):

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 49,000.

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Section 2. Dividends and Distributions.

(A)      Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock, par value $0.0001 per share, of the Corporation (the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after August 13, 2017 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)      The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)      Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

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Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)      Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)      Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)      (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to or greater than six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to or greater than six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

B-A-3

(ii) During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting rights. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board of Directors or the Chief Executive Officer of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than ten (10) days and not later than fifty (50) days after such order or request, or in default of the calling of such meeting within fifty (50) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within fifty (50) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and, if applicable, other classes of capital stock of the Corporation, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of capital stock which elected the director whose office shall have become vacant. References in this paragraph (C) to directors elected by the holders of a particular class of stock shall include directors appointed by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

B-A-4

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Charter or the Corporation’s By Laws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or the Corporation’s By Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D)     Except as set forth herein or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A)     Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

B-A-5

(B)     The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(A)     Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B)     In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)     In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B-A-6

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series shall provide otherwise.

Section 10. Amendment. The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock.

* * * * * * *

B-A-7

IN WITNESS WHEREOF, the Corporation has executed this Certificate of Designation as of __________, 2017.

INSPIRED ENTERTAINMENT, INC.

By:
Name:
Title:

B-A-8

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	__________ Rights

NOT EXERCISABLE AFTER AUGUST 12, 2020 (or, if stockholder approval is not obtained for the Rights Agreement at the Company’s 2018 annual meeting of stockholders, August 12, 2018) OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. AS SET FORTH IN THE RIGHTS AGREEMENT, THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN “ACQUIRING PERSON” OR ANY “AFFILIATE” OR “ASSOCIATE” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN “ACQUIRING PERSON” OR AN “AFFILIATE” OR “ASSOCIATE” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

*	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

B-B-1

Rights Certificate

INSPIRED ENTERTAINMENT, INC.

This certifies that [________], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of August 13, 2017 (the “Rights Agreement”), by and between Inspired Entertainment, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on August 12, 2020 (or, if stockholder approval is not obtained for the Rights Agreement at the Company’s 2018 annual meeting of stockholders, 5:00 P.M. (New York City time) on August 12, 2018) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Company, at a purchase price of $45.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate properly completed and duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of August 13, 2017, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Flip-in Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-in Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

B-B-2

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at a redemption price of $0.01 per Right or (ii) exchanged in whole or in part for shares of common stock, par value $0.0001 per share, of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

* * * * * * *

B-B-3

WITNESS the facsimile signature of the proper officers of the Company.

Dated as of _______ __, 20__

INSPIRED ENTERTAINMENT, INC.

By:
Name:
Title:

Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Authorized Signature

B-B-4

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto ___________________________________________________

________________________________________________________________________

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ___________________, ____

                    ___________________________________

                    Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ___________________, ____                                                     ___________________________________

                    Signature

Signature Guaranteed:

B-B-5

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: INSPIRED ENTERTAINMENT, INC.

The undersigned hereby irrevocably elects to exercise ______ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security

or other identifying number: ______________________

________________________________________________________________

(Please print name and address)

________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number: ______________________

_________________________________________________________________

(Please print name and address)

_________________________________________________________________

Dated: ______________, ____

                     _____________________________

                    Signature

Signature Guaranteed:

B-B-6

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ___________________, ____                                                     _______________________________

            Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

B-B-7

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On August 13, 2017, the board of directors of Inspired Entertainment, Inc. (the “Company”) adopted a stockholders rights agreement and declared a dividend distribution of one right for each outstanding share of Company common stock to stockholders of record at the close of business on August 25, 2017. Each right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company at an exercise price of $45.00 per right, subject to adjustment. The description and terms of the rights are set forth in a stockholder rights agreement between the Company and Continental Stock Transfer & Trust Company, as rights agent.

The Rights. The Company’s board of directors authorized the issuance of a right with respect to each outstanding share of Company common stock on August 25, 2017. Initially, the rights are associated with Company common stock and evidenced by common stock certificates or, in the case of uncertificated shares of Company common stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the stockholder rights agreement by reference, and are transferable with and only with the underlying shares of Company common stock. New rights will attach to any shares of Company common stock that become outstanding after the record date and prior to the earlier of the distribution time and the expiration time.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the rights become exercisable and trade separately from Company common stock only upon the “distribution time,” which occurs upon the earlier of:

•	the close of business on the tenth day after the first date (the “stock acquisition date”) of public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right or obligation to acquire, beneficial ownership of 20% or more of the outstanding shares of Company common stock, including in the form of synthetic ownership through derivative positions (any such person or group of affiliated or associated persons being referred to herein as an “acquiring person”) or

•	the close of business on the tenth business day (or later date if determined by the Company’s board of directors prior to such time as any person or group becomes an acquiring person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an acquiring person.

An acquiring person does not include:

•	the Company,

B-C-1

•	any subsidiary of the Company,

•	any employee benefit plan of the Company or of any subsidiary of the Company,

•	any person organized, appointed or established by the Company for or pursuant to the terms of any such plan or

•	any person who or which, as of immediately prior to the first public announcement of the adoption of the stockholder rights agreement, beneficially owns 20% or more of the outstanding shares of Company common stock. Notwithstanding the foregoing, such person would be an “acquiring person” if such person, at any time after the first public announcement of the adoption of the stockholder rights agreement, beneficially owns any shares of Company common stock (other than as a result of equity grants by the Company to directors, officers or employees or the exercise or vesting of such grants and with certain other exceptions) in addition to the shares of Company common stock beneficially owned by such person as of immediately prior to the first public announcement of the adoption of the stockholder rights agreement.

In addition, if the Company’s board of directors determines in good faith that a person who would otherwise be an acquiring person has become such inadvertently and such person divests as promptly as practicable a sufficient number of shares of Company common stock so that such person would no longer be an acquiring person, then such person will not be deemed to be an acquiring person.

Until the distribution time, the surrender for transfer of any shares of Company common stock outstanding will also constitute the transfer of the rights associated with those shares.

As soon as practicable after the distribution time, separate rights certificates will be mailed to holders of record of Company common stock as of the close of business at the distribution time. From and after the distribution time, the separate rights certificates alone will represent the rights. Except as otherwise provided in the stockholder rights agreement, only shares of Company common stock issued prior to the distribution time will be issued with rights.

The rights are not exercisable until the distribution time.

Expiration Time. Unless earlier redeemed or exchanged by the Company as described below, the rights will expire at either the close of business on August 12, 2020 or, if the stockholder rights agreement is not approved at the Company’s 2018 annual meeting of stockholders, the close of business on August 12, 2018.

Flip-in Event. In the event that a person or group becomes an acquiring person (a “flip-in event”), each holder of a right (other than any acquiring person and certain related parties, whose rights automatically become null and void) will have the right to receive, upon exercise, Company common stock having a value equal to two times the exercise price of the right. If an insufficient number of shares of Company common stock is available for issuance, then the Company’s board of directors would be required to substitute cash, property or other securities of the Company for Company common stock. The rights may not be exercised following a flip-in event while the Company has the ability to cause the rights to be redeemed, as described later in this summary.

B-C-2

For example, at an exercise price of $45.00 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $90.00 worth of Company common stock (or other consideration, as noted above) for $45.00. Assuming that Company common stock had a per share value of $15.00 at that time, the holder of each valid right would be entitled to purchase six shares of Company common stock for $45.00.

Flip-over Event. In the event that, at any time following the stock acquisition date, any of the following occurs (each, a “flip-over event”):

•	the Company consolidates with or merges with and into any other entity and the Company is not the continuing or surviving corporation,

•	any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving corporation and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Company common stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, more than 50% of the assets, cash flow or earning power of the Company and its subsidiaries (taken as a whole).

each holder of a right (except rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the right. Flip-in events and flip-over events are collectively referred to as “triggering events.”

Preferred Share Provisions. Each one one-thousandth of a preferred share, if issued: will not be redeemable, will entitle the holder thereof to quarterly dividend payments equal to the greater of $0.001 per share and the amount of dividends paid on one share of Company common stock, will entitle the holder thereof to receive $1.00 upon liquidation, will have the same voting power as one share of Company common stock and, if shares of Company common stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on one share of Company common stock.

Anti-dilution Adjustments. The exercise price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock,

B-C-3

•	if holders of the preferred stock are granted certain rights, options or warrants to subscribe for preferred stock or convertible securities at less than the current market price of the preferred stock or

•	upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of preferred stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred stock on the last trading day prior to the date of exercise.

Redemption; Exchange. In general, the Company may redeem the rights in whole, but not in part, at a price of $0.01 per right (subject to adjustment and payable in cash, Company common stock or other consideration deemed appropriate by the Company’s board of directors) at any time until ten days following the stock acquisition date. Immediately upon the action of the board of directors authorizing any redemption, the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

At any time after there is an acquiring person and prior to the acquisition by the acquiring person of 50% or more of the outstanding shares of Company common stock, the Company may exchange the rights (other than rights owned by the acquiring person which will have become void), in whole or in part, at an exchange ratio of one share of Company common stock, or one one-thousandth of a share of preferred stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).

No Rights as Stockholder. Until a right is exercised, its holder will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of the Rights Agreement. The Company and the rights agent may from time to time amend or supplement the stockholder rights agreement without the consent of the holders of the rights. After the stock acquisition date, however, no amendment can materially adversely affect the interests of the holders of the rights (other than the acquiring person, any affiliate or associate thereof or any transferee of the acquiring person or any affiliate or associate thereof).

Certain Anti-takeover Effects. The rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Company’s board of directors. The rights may cause substantial dilution to a person or group that attempts to acquire control of the Company on terms or in a manner not approved by the Company’s board of directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the rights.

The rights are not intended to prevent all takeovers of the Company and will not do so. Since, subject to the restrictions described above, the Company may redeem the rights prior to the distribution date, the rights should not interfere with any merger or business combination approved by the Company’s board of directors.

B-C-4

Additional Information. A copy of the stockholder rights agreement is available free of charge from the Company.

* * * * *

This description of the rights does not purport to be complete and is qualified in its entirety by reference to the stockholder rights agreement, which is incorporated herein by reference.

B-C-5

## YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week

# INSPIRED ENTERTAINMENT, INC.

**Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 6, 2018.**

**INTERNET**
**www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**MAIL** – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.**

**INSPIRED ENTERTAINMENT, INC.**

Please mark your votes like this **X**

**The Board of Directors Unanimously Recommends a Vote "FOR ALL" the Six Director Nominees.**

(1) A. Lorne Weil
(2) Luke L. Alvarez
(3) M. Alexander Hoye
(4) Ira H. Raphaelson
(5) John M. Vandemore
(6) Roger D. Withers

| FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT |
|---|---|---|
| ☐ | ☐ | ☐ |

**Instruction: To withhold authority to vote for any individual nominee(s), mark For All Except, and write the number(s) of the withheld nominee(s) on the line below**

______________________________

**The Board of Directors Unanimously Recommends a Vote "FOR" Proposal 2.**

**The Board of Directors Unanimously Recommends a Vote "FOR" Proposal 3.**

**The Board of Directors Unanimously Recommends a Vote "FOR" Proposal 4.**

CONTROL NUMBER

**Signature**________________ **Signature, if held jointly**________________ **Date**________, **2018**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

**Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held Wednesday, March 7, 2018:**

**The 2018 Proxy Statement and 2017 Annual Report are available at: www.inseinc.com**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

# INSPIRED ENTERTAINMENT, INC.

The undersigned hereby appoints each of A. Lorne Weil and George Peng, acting singly, each with the power of substitution and revocation, to attend and to represent the undersigned at the Annual Meeting of Stockholders of Inspired Entertainment, Inc., a Delaware corporation (the "Company"), to be held on Wednesday, March 7, 2018 at 8:00 A.M. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105, and any adjournment(s) and postponement(s) thereof, and to vote the number of shares of common stock of the Company the undersigned would be entitled to vote if personally present at the meeting, in accordance with the instructions set forth on this proxy.

**THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN AND IN FAVOR OF PROPOSALS 2, 3 AND 4.**

IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD AS PROMPTLY AS POSSIBLE.

**(Continued and to be marked, dated and signed, on the other side)**